UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2012

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Income Strategies
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

■	BALANCED STRATEGY

■	EQUITY GROWTH STRATEGY

■	GROWTH AND INCOME STRATEGY

■	GROWTH STRATEGY

■	INCOME STRATEGIES

■	SATELLITE STRATEGIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process	9

Portfolio Management Discussions and Performance Summaries	11

Schedules of Investments	49

Financial Statements	56

Financial Highlights	64

Notes to Financial Statements	76

Report of Independent Registered Public Accounting Firm	94

Other Information	95

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectus.

The Balanced Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Short Duration Government, Goldman Sachs Global Income, Goldman Sachs Core Fixed Income, Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured International Equity, and Goldman Sachs Dynamic Allocation Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, commodity, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Equity Growth Strategy Portfolio invests substantially all of its assets in affiliated domestic and international equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Growth and Income Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured International Equity, Goldman Sachs Core Fixed Income, Goldman Sachs Global Income, and Goldman Sachs Dynamic Allocation Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, commodity, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The Growth Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured International Equity, and Goldman Sachs Dynamic Allocation Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, commodity, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Income Strategies Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Portfolio currently expects to invest a relatively significant percentage of its assets in the Goldman Sachs U.S. Equity Dividend and Premium, Goldman Sachs International Equity Dividend and Premium, Goldman Sachs International Real Estate Securities, Goldman Sachs High Yield, Goldman Sachs Global Income, Goldman Sachs Local Emerging Markets Debt, Goldman Sachs Investment Grade Credit and Goldman Sachs Emerging Markets Debt Funds. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

The Goldman Sachs Satellite Strategies Portfolio invests primarily in affiliated fixed income and equity funds (“underlying funds”) which are considered to invest in satellite asset classes. Satellite asset classes are those that have traditionally had low correlations to traditional market exposures such as large capitalization equities and investment grade fixed income. The Portfolio’s investment in any of the underlying funds may exceed 25% of its assets. The Investment Adviser expects to invest relatively significant percentages in the following satellite equity asset classes: emerging markets equity, international small cap, U.S. and international real estate securities. The Investment Adviser may invest a relatively significant percentage in the following satellite fixed income asset classes: high yield, emerging markets debt and commodities. The Portfolio is subject to the risk factors of the underlying funds in direct proportion to its investments in those underlying funds, and the ability of the Portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their investment objectives, as well as the allocation among those underlying funds by the Investment Adviser. An underlying fund is subject to the risks associated with its investments, including (as applicable) those associated with equity, fixed income, foreign, commodity and derivative investments generally. From time to time, the underlying funds in which the Portfolio invests, and the size of the investments in the underlying funds, may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds.

MARKET REVIEW

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) during the 12-month period ended December 31, 2012 (the “Reporting Period”).

Market Review

The equity and fixed income markets overall generated positive returns during the 12 months ended December 31, 2012 (the “Reporting Period”).

U.S. Equity Markets

The year 2012 started with the strongest first quarter since 1998 for the S&P® 500 Index. Also during the first quarter of 2012, the Dow Jones Industrial Average closed above 13,000 for the first time since May 2008, and the NASDAQ reached a new 11-year high. U.S. equities rose largely on evidence that the labor and manufacturing markets were improving. In addition, the Federal Reserve Board (the “Fed”) reaffirmed its commitment to low interest rates until at least late-2014.

U.S. equity markets slid, however, during the second quarter of 2012, when first quarter Gross Domestic Product (“GDP”) was revised down from 2.2% to 1.9% and employment reports suggested deterioration in the labor market. Spain’s banking system bailout and increasing concerns over Europe’s financial crisis weighed on global equity markets, including the U.S. equity market, as well. At the same time, disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown.

During the summer of 2012, U.S. equity markets rallied back on more strong statements from central banks. In September, the Fed announced another round of quantitative easing, dubbed QE3, this time with no expiration date but with the explicit goal of reducing unemployment. The Fed also extended its policy of near-zero interest rates until at least mid-2015. In Europe, the European Central Bank (“ECB”) president Mario Draghi voiced strong support for the euro and the European Monetary Union, which was well received by financial markets in the U.S. Continued improvements in U.S. home prices and the Fed’s commitment to buy mortgage-backed securities increased hopes of a recovery in the housing market, which helped offset the downward pressures of lackluster economic growth and a stalled labor market.

There were increasing signs of economic recovery seen early in the fourth quarter of 2012. The U.S. reported better than expected third quarter GDP growth of 2%, the 13th consecutive quarter of economic expansion, and the unemployment rate dropped to 7.8%, the lowest rate seen since January 2009. U.S. manufacturing activity increased, and the housing market showed further signs of improvement, as construction of new homes hit a four-year high. Despite this positive data, the U.S. equity market pulled back in October on some cautious corporate earnings guidance. Also pressuring the U.S. equity market were the worst storm in decades battering the East Coast and polls showing the U.S. presidential race tightening to a dead heat.

MARKET REVIEW

The U.S. equity market crept higher in November 2012, as election day preserved the status quo in the White House and Congress, even as the “fiscal cliff” drew nearer. Housing starts and measures of employment improved, and manufacturing and non-manufacturing surveys showed expansion in the economy. In December, further clarification from the Fed, tying its low interest rate policy to the condition that unemployment drop to 6.5% or lower, helped to offset increasing worries about the then-looming “fiscal cliff” of tax increases and spending cuts.

International Equity Markets

Europe’s ongoing sovereign debt issues, the state of the global economy and strong central bank actions heavily influenced international equity markets during the Reporting Period. Strong performance in the first quarter of 2012 reflected optimism on the U.S. economic recovery and on Europe’s prospects for resolving the sovereign debt crisis. In addition, several major central banks continued policies or took new actions to ease monetary policy early in the year. The Fed committed to low interest rates until at least late 2014; the ECB provided liquidity through the longer-term refinancing operation (“LTRO”), which offset widespread downgrades of sovereign debt by Standard & Poor’s; and the Bank of Japan surprised markets with monetary policy easing in the form of increased asset purchases.

In the second quarter of 2012, however, equity markets erased earlier gains in reaction to worrisome headlines in Europe and weaker than expected economic data out of the U.S., China and several faster growing regions. Spain’s banking system required a bailout; a Greek exit from the European Monetary Union (“EMU”) looked possible again; and Spanish and Italian bond yields hovered near unsustainable levels. In Japan, despite further easing from the Bank of Japan, the yen rose and pressured Japanese equities.

After steep declines in May, international equities began a seven-month rally into the end of 2012, spurred by strong central bank actions. European equity markets cheered ECB president Mario Draghi’s commitment to the euro and the ECB’s pledge to buy unlimited amounts of short-term government bonds. Still, manufacturing and services data released during the third calendar quarter suggested Europe still faced economic challenges. Despite the Bank of Japan’s extension and increase of its asset purchase program, Japanese equities significantly underperformed the MSCI EAFE Index during the third quarter of 2012 following disappointing GDP growth for the previous quarter and an increase in its trade deficit. An escalating territory dispute with China and domestic political uncertainty further unsettled the Japanese equity market. Adding to the global monetary easing was the Fed’s announcement in September of QE3. The Fed also extended its policy of near-zero interest rates until at least mid-2015.

MARKET REVIEW

After a strong third quarter, equity markets paused in October ahead of a tight U.S. presidential election race and a pending leadership change in China. Both events took place in November and offered few surprises or changes but relieved the uncertainty that dominated investor sentiment. A number of positive developments around the world also boosted investor sentiment and sparked a rally into the end of 2012. Approval for Spain’s plan to restructure its banks and an agreement among finance ministers to reschedule some of Greece’s debt and release aid to the country lifted European equity markets late in the year. The Japanese equity market rose sharply into the end of the year on hopes the newly elected prime minister there would focus on weakening the yen and establishing an inflation target. Indeed, the yen weakened notably against the U.S. dollar late in the year, which drove strong returns in the local Japanese equity market, as it was perceived as good for Japan’s export-oriented economy. However, a rising yen reduces equity returns expressed in U.S. dollars. Lastly, improving economic data from China and the U.S. late in the year improved sentiment on the global economy and lifted equity markets broadly.

Fixed Income Markets

Spread, or non-U.S. Treasury, sectors started the Reporting Period on a rally that persisted through March 2012, helped by a global trend of improving economic data. In the U.S., manufacturing activity accelerated and the unemployment rate fell faster than anticipated to a three-year low of 8.3%. Despite this favorable economic backdrop, persistent concerns about the Eurozone’s financial crisis continued to support demand for lower-risk government bonds. Highly accommodative monetary policy by global central banks also helped curb increases in U.S., Japanese and German government bond yields.

The positive trend for spread sectors reversed during the second quarter of 2012. Global economic data weakened and concerns mounted about heavy losses in Spain’s banking sector and the possibility of Greece exiting the Eurozone. May was the toughest month in the Reporting Period overall for riskier asset classes. Equity indices fell sharply and emerging market sovereign bonds underperformed U.S. Treasuries by more than 5%. In June, investors’ risk appetite began to recover as a second round of Greek elections reaffirmed that country’s commitment to austerity and European Union leaders reached broad consensus on a recapitalization of Spanish banks. U.S. economic data began to improve, particularly in the housing sector with the Standard & Poor’s/Case-Shiller Home Price Indices showing a clear upward trend. Labor market data beat expectations again, and by the end of the Reporting Period, the U.S. unemployment rate had dropped to 7.8%. These factors sparked renewed rallies across spread sectors that persisted for most of the remainder of the Reporting Period, fueled primarily by investors’ search for yield in an extremely low interest rate environment.

MARKET REVIEW

Early in the third calendar quarter, U.S. and German interest rates traded near record lows — 1.39% for the U.S. 10-year Treasury bond and 1.17% for the German 10-year bund — on mounting expectations for further monetary stimulus. Central banks delivered on these expectations. In July, the ECB cut its benchmark interest rate to 0.75% and its deposit rate to zero. In September, the ECB pledged to purchase potentially unlimited amounts of distressed government bonds in secondary markets as needed. As mentioned above, the Fed announced open-ended purchases of agency mortgage-backed securities in a third round of quantitative easing, dubbed QE3, and extended the likely period of low rates from mid-2014 to mid-2015.

Volatility increased in the lead-up to the November U.S. elections, though the reelection of President Obama had little impact on the fixed income markets. After a brief pause, spread sector rallies resumed, despite mounting uncertainty about the then-looming “fiscal cliff.” In the final days of the Reporting Period, the fixed income markets focused on the eleventh-hour negotiations in Washington, D.C., as lawmakers strived to reach agreement on fiscal policies ahead of the year-end deadline for automatic spending cuts and the expiration of Bush-era tax cuts.

For most of the Reporting Period, we favored equities over fixed income in implementing our strategies, though we held a neutral view during the second quarter of 2012.

EQUITIES

■	Regional — We were bullish on U.S. stocks versus international stocks throughout the Reporting Period, though we held a less bullish view during the third and fourth quarters of 2012. At the beginning of the Reporting Period, we were bearish on emerging markets equities relative to developed markets equities, growing less bearish until we became bullish on emerging markets equities versus developed markets equities during the fourth calendar quarter.

Within the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy and Growth Strategy, we implemented our country level views within the Goldman Sachs Structured International Equity Fund and the Goldman Sachs Structured Emerging Markets Equity Fund, which served as underlying funds during the Reporting Period. At the end of the Reporting Period, we were bullish on Hong Kong because of strong momentum and supportive macroeconomic conditions. We favored Austria as a result of high risk premiums. We held a bearish view of Australia due to less supportive macroeconomic conditions, expensive valuations, weak momentum and low risk premiums. We were bearish on Portugal because of low risk premiums and weak momentum.

MARKET REVIEW

Within emerging markets equities at the end of the Reporting Period, we favored China and Brazil as a result of supportive macroeconomic conditions, and in the case of China, high risk premiums. We were bullish on Brazil because of supportive macroeconomic conditions. We were bearish on South Africa due to less supportive macroeconomic conditions and low risk premiums, while we were bearish on South Korea because of low risk premiums and less supportive macroeconomic conditions.

■	Style and Size —Among U.S. equities, we maintained a bullish stance through the underlying funds on growth stocks versus value stocks during the first half of the Reporting Period. During the third quarter of 2012, as a result of strong sentiment for value stocks, we became less bullish on growth stocks versus value stocks but remained bullish overall for the remainder of the Reporting Period.

Through underlying funds, the Portfolios had at the beginning of the Reporting Period a neutral position on U.S. small-cap stocks versus U.S. large-cap stocks. During the first quarter of 2012, we adopted a bullish view of U.S. large-cap stocks versus U.S. small-cap stocks and then became neutral again during the second calendar quarter. During the third and fourth calendar quarters, we grew increasingly bullish on U.S. small-cap stocks versus U.S. large-cap stocks.

FIXED INCOME

During the first half of Reporting Period, we were bearish on U.S. fixed income versus international fixed income, primarily because U.S. fixed income appeared relatively more expensive. We adopted a neutral stance as strong momentum for U.S. bonds was offset by their less attractive valuations and less supportive macroeconomic conditions. At the beginning of the Reporting Period, we held a neutral view on high yield bonds versus investment grade bonds. We became bullish on high yield bonds in the second quarter of 2012 because of relatively strong momentum.

At the beginning of the Reporting Period, we held a bullish view of U.S. dollar denominated emerging markets debt versus developed markets debt, growing even more bullish on U.S. dollar denominated emerging markets debt during the second calendar quarter as a result of its strong momentum and high risk premiums as well as supportive macroeconomic conditions.

During the third calendar quarter, we became bearish on U.S. dollar denominated emerging markets debt relative to developed markets debt because of weak momentum for U.S. dollar denominated emerging markets debt. We remained bearish on U.S. dollar denominated emerging markets debt versus developed markets debt through the rest of the Reporting Period due to weakening momentum in U.S. dollar denominated emerging markets debt.

MARKET REVIEW

We began the Reporting Period with a preference for developed markets debt over local emerging markets debt (through which the Portfolios gain exposure to local currencies). During the second quarter of 2012, we became bullish on local emerging markets debt relative to developed markets debt because of the strong momentum of emerging currencies. We became bearish on local emerging markets debt versus developed markets debt during the third calendar quarter, growing steadily less bearish as a result of more supportive macroeconomic conditions, high risk premiums and strong momentum in local emerging markets debt. During the fourth calendar quarter, we became bullish on local emerging markets debt because of strong currency momentum and high risk premiums.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

What Differentiates Goldman Sachs’

Approach to Asset Allocation?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale:

■	Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 90 professionals with significant academic and practitioner experience.

■	Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Asset Allocation Portfolio (each, a “Portfolio”). These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team

Each Fund of Funds Portfolio represents a diversified global portfolio on the efficient frontier.* The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team

For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/ return profile over time, the team makes ten active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

*Portfolios	on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

■ Developed equity country selection	Which international countries are more attractive?
■ Emerging equity country selection	Which emerging market countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed bond selection	Are emerging or developed bonds more attractive?

Mutual Fund Portfolio Management Teams

Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios – Asset Allocation

Investment Process and Principal Strategies

Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter (the “underlying funds”). Some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments, and some invest primarily in equity securities. Effective at the close of business on June 29, 2012, those underlying funds in which the Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio and Goldman Sachs Growth Strategy Portfolio invest also invest dynamically across equity, fixed income and commodity investment through a managed-volatility approach.

The Portfolios invest their assets in a strategic mix of underlying funds. The investment adviser allows strategic targets to shift with their respective market returns but continues to adjust tactical tilts on a quarterly basis to reflect the investment adviser’s latest views. The investment adviser adjusts the overall asset allocation of the Portfolios based on current market conditions and the investment adviser’s economic and market forecasts.

Portfolio Management Discussion and Analysis

Effective after the close of business on June 29, 2012, the performance benchmark indices of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) changed. Goldman Sachs Asset Management (“GSAM”) believes that, given the global nature of each Portfolio’s investments, more global indices will be more appropriate benchmarks against which to measure the performance of each Portfolio.

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolios’ performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns of 9.96%, 9.14%, 9.16%, 10.32%, 9.95%, 10.29% and 9.66%, respectively. This compares to the 9.97% average annual total return of the Portfolio’s blended benchmark, which is comprised 60% of the Barclays Global Aggregate Bond Index (hedged to U.S. dollars) (“Barclays Global Index”) and 40% of the MSCI All Country World Index (unhedged) (“MSCI ACWI Index”), during the same period. The Portfolio’s former blended benchmark, which was comprised 60% of the Barclays U.S. Aggregate Bond Index (“Barclays Index”), 20% of the Standard & Poor’s® 500 Index (with dividends reinvested) (“S&P® 500 Index”) and 20% of the MSCI Europe, Australasia, and Far East Index (“MSCI EAFE Index”), generated an average annual total return of 9.41% during the same period.

The components of the Portfolios’ blended benchmarks, the Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 5.70% and 16.08%, respectively, during the same period. The components of the Portfolios’ former blended benchmarks, the S&P® 500 Index, the Barclays Index and the MSCI EAFE Index, generated average annual total returns of 15.96%, 4.21% and 17.85%, respectively, during the same period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns of 16.95%, 16.05%, 16.10%, 17.45%, 16.85%, 17.30% and 16.59%, respectively. This compares to the 16.08% average annual total return of the Portfolio’s benchmark, MSCI ACWI Index, during the same period. The Portfolio’s former blended benchmark, which was comprised 50% of the S&P® 500 Index and 50% of the MSCI EAFE Index, generated an average annual total return of 17.01% during the same period.

PORTFOLIO RESULTS

The components of the Portfolios’ blended benchmarks, the Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 5.70% and 16.08%, respectively, during the same period. The components of the Portfolios’ former blended benchmarks, the S&P® 500 Index, the Barclays Index and the MSCI EAFE Index, generated average annual total returns of 15.96%, 4.21% and 17.85%, respectively, during the same period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns of 12.40%, 11.49%, 11.42%, 12.69%, 12.13%, 12.62% and 12.12%, respectively. This compares to the 12.05% average annual total return of the Portfolio’s blended benchmark, which is comprised 40% of the Barclays Global Index and 60% of the MSCI ACWI Index, during the same period. The Portfolio’s former blended benchmark, which was comprised 40% of the Barclays Index, 30% of the S&P® 500 Index and 30% of the MSCI EAFE Index, generated an average annual total return of 11.97% during the same period.

The components of the Portfolios’ blended benchmarks, the Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 5.70% and 16.08%, respectively, during the same period. The components of the Portfolios’ former blended benchmarks, the S&P® 500 Index, the Barclays Index and the MSCI EAFE Index, generated average annual total returns of 15.96%, 4.21% and 17.85%, respectively, during the same period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns of 14.49%, 13.64%, 13.72%, 14.89%, 14.42%, 14.79% and 14.31%, respectively. This compares to the 14.09% average annual total return of the Portfolio’s blended benchmark, which is comprised 80% MSCI ACWI Index and 20% of the Barclays Global Index, during the same period. The Portfolio’s former blended benchmark, which was comprised 40% of the S&P® 500 Index, 40% of the MSCI EAFE Index and 20% of the Barclays Index, generated an average annual total return of 14.51% during the same period.

The components of the Portfolios’ blended benchmarks, the Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 5.70% and 16.08%, respectively, during the same period. The components of the Portfolios’ former blended benchmarks, the S&P® 500 Index, the Barclays Index and the MSCI EAFE Index, generated average annual total returns of 15.96%, 4.21% and 17.85%, respectively, during the same period.

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the Portfolios generated positive absolute returns but in certain share classes, they underperformed their respective blended benchmarks after fees and expenses. Our quarterly tactical views contributed positively to the relative performance of two of the Portfolios, while they detracted from the relative results of the other two Portfolios. Both our strategic, long-term asset allocation policy and security selection within the underlying funds added to the performance of each of the Portfolios.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the implementation of our quarterly tactical views added to the performance of the Goldman Sachs Equity Growth Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio. However, the implementation of our quarterly tactical views detracted from the performance of the Goldman Sachs Balanced Strategy Portfolio and the Goldman Sachs Growth and Income Strategy Portfolio. An overweight in equities versus fixed income contributed positively to the Portfolios’ relative returns for the first and fourth quarters of 2012. These results were somewhat offset by weak performance during the second and third calendar quarters, which was driven by the Portfolios’ overweight in equity versus fixed income, particularly their exposure through the underlying funds to international stocks.

In terms of its equity positioning, the Portfolios benefited during the first half of the Reporting Period from our tactical positioning in U.S. equities versus international equities. The overweight in U.S. equities versus international equities detracted during the second half of the Reporting Period. The Portfolios’ underweight in emerging markets stocks versus developed markets stocks detracted from performance in the first quarter of 2012 and contributed positively in the second quarter of 2012.

On the fixed income side, the Portfolios overweight in high yield bonds relative to investment grade bonds during the third and fourth quarters of 2012 contributed positively.

Detracting slightly during the Reporting Period were our tactical views on U.S. dollar denominated emerging markets

PORTFOLIO RESULTS

debt versus developed markets debt and on local emerging markets debt (through which the Portfolios gain exposure to local currencies) versus developed markets debt.

Our other asset class tactical views did not have a significant impact on performance during the Reporting Period.

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs Structured Emerging Markets Equity Fund and the Goldman Sachs Strategic Growth Fund performed best relative to their respective benchmark indices. The Goldman Sachs Structured Small Cap Equity Fund and the Goldman Sachs Structured Large Cap Value Fund underperformed their respective benchmark indices.

On the fixed income side, the Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs Emerging Markets Debt Fund outperformed their respective benchmark indices most. No underlying fixed income funds underperformed their respective benchmark indices during the Reporting Period.

Among alternative investment classes, the Goldman Sachs International Real Estate Securities Fund significantly outperformed its benchmark index during the Reporting Period. The Goldman Sachs Commodity Strategy Fund and the Goldman Sachs Real Estate Securities Fund underperformed their respective benchmark indices during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	Within the equity portion of the Portfolios, we shifted from a neutral position on U.S. small-cap stocks versus U.S. large-cap stocks in the first quarter of 2012 to a bullish view of U.S. large-cap stocks during the second calendar quarter, largely because of the expensive valuations of U.S. small-cap stocks. We moved the Portfolios back to a neutral position in the third calendar quarter. During the fourth quarter of 2012, we became bullish on U.S. small-cap stocks versus U.S. large-cap stocks due to strong sentiment and high risk premiums for U.S. small-cap stocks. During the first half of the Reporting Period, we maintained a bullish stance through the underlying funds on growth stocks versus value stocks because of supportive macroeconomic conditions and strong momentum for growth stocks. During the third calendar quarter, as a result of strong sentiment for value stocks, we became less bullish on growth stocks versus value stocks. For the entire Reporting Period, we were bearish on emerging markets equities versus developed markets equities.

Within fixed income, we began the Reporting Period with a bearish view on U.S. fixed income relative to international fixed income. In the fourth quarter of 2012, we shifted the Portfolios to a neutral stance through the underlying funds.

We held a neutral view on high yield bonds versus investment grade bonds at the start of the Reporting Period, but became bullish on high yield bonds during the second calendar quarter. For the first half of the Reporting Period, we held a bullish view on U.S. dollar denominated emerging markets debt versus developed markets debt. In the third calendar quarter, we shifted the Portfolios through the underlying Funds to a bearish stance on U.S. dollar denominated emerging markets debt relative to developed markets debt. At the beginning of the Reporting Period, we were bullish on developed markets debt versus local emerging markets debt (through which the Portfolios gain exposure to local currencies). In the second calendar quarter, we moved the Portfolios to a bullish stance through the underlying funds in local emerging markets debt versus developed markets debt, shifting back to a bearish position on local emerging markets debt versus developed markets debt during the third calendar quarter.

PORTFOLIO RESULTS

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team makes 10 active decisions within the Portfolios based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their longer-term, strategic weights) in an effort to benefit from changing conditions in global capital markets.

At the end of the Reporting Period, we held a bullish view of stocks versus fixed income as a result of strong momentum and attractive valuations. We remained bullish on value stocks relative to growth stocks and were more bullish on U.S. small-cap stocks versus U.S. large-cap stocks. We were bullish on emerging markets equities versus developed markets equities. Meanwhile, we were somewhat less bullish on U.S. equities versus international equities.

In fixed income at the end of the Reporting Period, we were neutral on international fixed income relative to U.S. fixed income. We were bullish on high yield bonds versus investment grade bonds. We were bearish on U.S. dollar denominated emerging markets debt versus developed markets debt and were bullish on local emerging markets debt versus developed markets debt.

Global equilibrium is the foundation of our strategic asset allocation process — that is, we believe that a globally-diversified portfolio of asset classes, weighted by their market capitalization, provides economically intuitive, meaningful and balanced exposures to investment opportunities. Effective at the close of business on June 29, 2012, in order to further strengthen our strategic allocation, we introduced a managed volatility component to three of the Portfolios — the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio.

We believe this enhancement can help dampen the Portfolios’ risk in periods of extreme volatility and potentially produce stronger risk-adjusted returns over the long-term. The Portfolios will be constructed to provide consistent exposure to each of their respective benchmarks and will aim to reflect their investment objectives faithfully. This process also incorporates our updated views on asset class correlations, volatilities and changes in global market capitalization across asset classes and regions.

To embed our managed volatility view, we also introduced after the close of business on June 29, 2012, a new underlying fund to our existing line-up of underlying funds that comprise the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio. With the exception of the Goldman Sachs Equity Growth Strategy Portfolio (100% equity), all the Portfolios gained a 15% allocation to the Goldman Sachs Dynamic Allocation Fund, which is designed to provide balanced exposures to equity, fixed income and commodity markets. Ultimately, we believe the inclusion of a managed-volatility component should provide a potentially more stable investment experience for our investors. The ability to express our tactical asset allocation tilts are not affected, and all Portfolios are constructed to maintain a similar overall risk profile to that of their respective benchmarks.

FUND BASICS

Balanced Strategy

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012–December 31, 2012	Portfolio Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]	Balanced Strategy Composite Index[2] (Prior to 6.29.12)
Class A	9.96%	9.97%	9.41%
Class B	9.14	9.97	9.41
Class C	9.16	9.97	9.41
Institutional	10.32	9.97	9.41
Service	9.95	9.97	9.41
Class IR	10.29	9.97	9.41
Class R	9.66	9.97	9.41

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of the Barclays Index (60%), the S&P 500 Index (20%) and the MSCI EAFE Index (20%). The Balanced Composite figures do not reflect any deduction for fees, expenses or taxes.

The Barclays Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Effective as of the close of business on June 29, 2012, the Balanced Strategy Composite Index (Current) (“Current Balanced Composite”) is compromised of a blend of the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index(unhedged) (the “MSCI

ACWI Index”) (40%). The Current Balanced Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Aggregate Bond Index hedged to the U.S dollar, is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	3.97%	1.10%	5.21%	4.07%	1/2/98
Class B	4.06	1.05	5.14	4.04	1/2/98
Class C	8.15	1.47	5.01	3.69	1/2/98
Institutional	10.32	2.64	6.21	4.88	1/2/98
Service	9.95	2.14	5.69	4.36	1/2/98
Class IR	10.29	2.48	N/A	2.36	11/30/07
Class R	9.66	1.99	N/A	1.87	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.31%
Class B	2.01	2.06
Class C	2.01	2.06
Institutional	0.86	0.91
Service	1.36	1.41
Class IR	1.01	1.06
Class R	1.51	1.56

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2012 to December 31, 2012. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on January 1, 2003 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s current benchmarks (effective after the close of business on June 29, 2012), the Barclays Global Aggregate Bond Index (hedged to USD) (the “Barclays Global Index”), and the MSCI All Country World Index (unhedged) (“MSCI ACWI Index”) and the Portfolio’s former benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Balanced Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2003 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	9.96%	2.24%	5.80%	4.46%
Including sales charges	3.97%	1.10%	5.21%	4.07%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	9.14%	1.46%	5.14%	4.04%
Including contingent deferred sales charges	4.06%	1.05%	5.14%	4.04%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	9.16%	1.47%	5.01%	3.69%
Including contingent deferred sales charges	8.15%	1.47%	5.01%	3.69%

Institutional Shares (Commenced January 2, 1998)	10.32%	2.64%	6.21%	4.88%

Service Shares (Commenced January 2, 1998)	9.95%	2.14%	5.69%	4.36%

Class IR (Commenced November 30, 2007)	10.29%	2.48%	N/A	2.36%

Class R (Commenced November 30, 2007)	9.66%	1.99%	N/A	1.87%

FUND BASICS

Equity Growth Strategy

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012–December 31, 2012	Portfolio Total Return (based on NAV)[1]	Equity Growth Strategy Composite Index[2]	Equity Growth Strategy Composite Index[2] (Prior to 6.29.12)
Class A	16.95%	16.08%	17.01%
Class B	16.05	16.08	17.01
Class C	16.10	16.08	17.01
Institutional	17.45	16.08	17.01
Service	16.85	16.08	17.01
Class IR	17.30	16.08	17.01
Class R	16.59	16.08	17.01

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Equity Growth Strategy Composite Index (“Equity Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Equity Growth Composite is comprised of the S&P 500 Index (50%) and the MSCI EAFE Index (50%). The Equity Growth Composite figures do not reflect any deduction for fees, expenses or taxes. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Effective as of the close of business on June 29, 2012, the Equity Growth Strategy Fund ceased using a composite Index. Currently, the Fund’s Index is the MSCI All Country World Index (unhedged) (the “MSCI ACWI Index”). The MSCI ACWI Index figures do not reflect any deduction for fees, expenses or taxes. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Investment Adviser believes that the MSCI ACWI Index is a more appropriate benchmark against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	10.49%	-3.09%	6.93%	3.20%	1/2/98
Class B	11.01	-3.11	6.88	3.18	1/2/98
Class C	15.09	-2.71	6.73	2.84	1/2/98
Institutional	17.45	-1.59	7.97	3.98	1/2/98
Service	16.85	-2.08	7.43	3.49	1/2/98
Class IR	17.30	-1.73	N/A	-1.98	11/30/07
Class R	16.59	-2.14	N/A	-2.39	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.41%
Class B	2.09	2.16
Class C	2.09	2.16
Institutional	0.94	1.01
Service	1.44	1.51
Class IR	1.09	1.16
Class R	1.59	1.66

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2012 to December 31, 2012. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on January 1, 2003 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s current benchmark (effective after the close of business on June 29, 2012), the MSCI All Country World Index (unhedged) (“MSCI ACWI Index”) and the Portfolio’s former benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Equity Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2003 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	16.95%	-1.99%	7.54%	3.59%
Including sales charges	10.49%	-3.09%	6.93%	3.20%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	16.05%	-2.72%	6.88%	3.18%
Including contingent deferred sales charges	11.01%	-3.11%	6.88%	3.18%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	16.10%	-2.71%	6.73%	2.84%
Including contingent deferred sales charges	15.09%	-2.71%	6.73%	2.84%

Institutional Shares (Commenced January 2, 1998)	17.45%	-1.59%	7.97%	3.98%

Service Shares (Commenced January 2, 1998)	16.85%	-2.08%	7.43%	3.49%

Class IR (Commenced November 30, 2007)	17.30%	-1.73%	N/A	-1.98%

Class R (Commenced November 30, 2007)	16.59%	-2.14%	N/A	-2.39%

FUND BASICS

Growth and Income Strategy

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012–December 31, 2012	Portfolio Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]	Growth and Income Strategy Composite Index[2] (Prior to 6.29.12)
Class A	12.40%	12.05%	11.97%
Class B	11.49	12.05	11.97
Class C	11.42	12.05	11.97
Institutional	12.69	12.05	11.97
Service	12.13	12.05	11.97
Class IR	12.62	12.05	11.97
Class R	12.12	12.05	11.97

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of the Barclays Index (40%), the S&P 500 Index (30%) and the MSCI EAFE Index (30%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Effective as of the close of business on June 29, 2012, the Growth and Income Strategy Composite Index (Current) (“Current Growth and Income Composite”) is compromised of a blend of the Barclays Global Aggregate Bond Index (40%) and the MSCI All Country World Index (unhedged) (the “MSCI ACWI Index”) (60%). The Current Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Aggregate Bond Index hedged to the U.S dollar, is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.24%	-0.68%	6.08%	4.01%	1/2/98
Class B	6.41	-0.70	6.02	3.98	1/2/98
Class C	10.41	-0.30	5.88	3.62	1/2/98
Institutional	12.69	0.84	7.10	4.82	1/2/98
Service	12.13	0.34	6.57	4.29	1/2/98
Class IR	12.62	0.65	N/A	0.49	11/30/07
Class R	12.12	0.20	N/A	0.04	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.38%
Class B	2.10	2.13
Class C	2.10	2.13
Institutional	0.95	0.98
Service	1.45	1.48
Class IR	1.10	1.13
Class R	1.60	1.63

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2012 to December 31, 2012. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on January 1, 2003 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s current benchmarks (effective after the close of business on June 29, 2012), the Barclays Global Aggregate Bond Index (hedged to USD) (the “Barclays Global Index”), and the MSCI All Country World Index (unhedged) (“MSCI ACWI Index”) and the Portfolio’s former benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth and Income Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2003 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	12.40%	0.45%	6.68%	4.40%
Including sales charges	6.24%	-0.68%	6.08%	4.01%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	11.49%	-0.30%	6.02%	3.98%
Including contingent deferred sales charges	6.41%	-0.70%	6.02%	3.98%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	11.42%	-0.30%	5.88%	3.62%
Including contingent deferred sales charges	10.41%	-0.30%	5.88%	3.62%

Institutional Shares (Commenced January 2, 1998)	12.69%	0.84%	7.10%	4.82%

Service Shares (Commenced January 2, 1998)	12.13%	0.34%	6.57%	4.29%

Class IR (Commenced November 30, 2007)	12.62%	0.65%	N/A	0.49%

Class R (Commenced November 30, 2007)	12.12%	0.20%	N/A	0.04%

FUND BASICS

Growth Strategy

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012–December 31, 2012	Portfolio Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]	Growth Strategy Composite Index[2] (Prior to 6.29.12)
Class A	14.49%	14.09%	14.51%
Class B	13.64	14.09	14.51
Class C	13.72	14.09	14.51
Institutional	14.89	14.09	14.51
Service	14.42	14.09	14.51
Class IR	14.79	14.09	14.51
Class R	14.31	14.09	14.51

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of the S&P 500 Index (40%), the MSCI EAFE Index (40%) and the Barclays Index (20%). The Growth Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Effective as of the close of business on June 29, 2012, the Growth Strategy Composite Index (Current) (“Current Growth Strategy Composite”) is comprised of a blend of the Barclays Global Aggregate Bond Index (20%) and the MSCI All Country World Index (unhedged) (the “MSCI ACWI Index”) (80%). The Current Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Aggregate Bond Index hedged to the U.S dollar, is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	8.25%	-2.47%	6.29%	3.32%	1/2/98
Class B	8.58	-2.48	6.23	3.30	1/2/98
Class C	12.70	-2.07	6.09	2.95	1/2/98
Institutional	14.89	-0.97	7.31	4.12	1/2/98
Service	14.42	-1.45	6.78	3.60	1/2/98
Class IR	14.79	-1.11	N/A	-1.32	11/30/07
Class R	14.31	-1.58	N/A	-1.78	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Portfolio’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.38%
Class B	2.09	2.13
Class C	2.09	2.13
Institutional	0.94	0.98
Service	1.44	1.48
Class IR	1.09	1.13
Class R	1.59	1.63

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2012 to December 31, 2012. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on January 1, 2003 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s current benchmarks (effective after the close of business on June 29, 2012), the Barclays Global Aggregate Bond Index (hedged to USD) (the “Barclays Global Index”), and the MSCI All Country World Index (unhedged) (“MSCI ACWI Index”) and the Portfolio’s former benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2003 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	14.49%	-1.35%	6.89%	3.71%
Including sales charges	8.25%	-2.47%	6.29%	3.32%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	13.64%	-2.09%	6.23%	3.30%
Including contingent deferred sales charges	8.58%	-2.48%	6.23%	3.30%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	13.72%	-2.07%	6.09%	2.95%
Including contingent deferred sales charges	12.70%	-2.07%	6.09%	2.95%

Institutional Shares (Commenced January 2, 1998)	14.89%	-0.97%	7.31%	4.12%

Service Shares (Commenced January 2, 1998)	14.42%	-1.45%	6.78%	3.60%

Class IR (Commenced November 30, 2007)	14.79%	-1.11%	N/A	-1.32%

Class R (Commenced November 30, 2007)	14.31%	-1.58%	N/A	-1.78%

PORTFOLIO RESULTS

Fund of Funds Portfolios – Income Strategies

Investment Process and Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter (the “underlying funds”). Some of the Portfolio’s underlying funds invest primarily in fixed income instruments and some invest primarily in equity securities.

The Portfolio invests its assets in a strategic mix of underlying funds. The investment adviser allows strategic targets to shift with their respective market returns but continues to adjust tactical tilts on a quarterly basis to reflect the investment adviser’s latest views. The investment adviser adjusts the overall asset allocation of the Portfolios based on current market conditions and the investment adviser’s economic and market forecasts.

Portfolio Management Discussion and Analysis

Effective after the close of business on June 29, 2012, the performance benchmark index of the Goldman Sachs Income Strategies Portfolio (the “Portfolio)” changed. Goldman Sachs Asset Management (“GSAM”) believes that, given the global nature of the Portfolio’s investments, more global indices will be more appropriate benchmarks against which to measure its performance.

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Income Strategies Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”) .

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, IR and R Shares generated average annual total returns of 14.22%, 13.31%, 14.46%, 14.53% and 13.88%, respectively. This compares to the 9.84% average annual total return of the Portfolio’s blended benchmark, which is comprised 60% of the Barclays Global Aggregate Bond Index (hedged to U.S. dollars)(“Barclays Global Index”) and 40% of the MSCI World Index (net, unhedged), during the same period. The Portfolio’s former blended benchmark, which was comprised 60% of the Barclays U.S. Aggregate Bond Index (“Barclays Index”) and 40% of the Standard & Poor’s® 500 Index (“S&P® 500 Index”), generated an average annual total return of 8.93% during the same period.

The components of the Portfolio’s blended benchmark, the Barclays Global Index and the MSCI World Index, generated average annual total returns of 5.70% and 15.78%, respectively, during the same period. The components of the Portfolio’s former blended benchmark, the Barclays Index and the S&P® 500 Index, generated average annual total returns of 4.21% and 15.96%, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	Our strategic, long-term asset allocation policy contributed most to the Portfolio’s relative returns during the Reporting Period. The performance of the Portfolio’s underlying funds also enhanced relative results. Our quarterly tactical decisions detracted slightly.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolio’s performance during the Reporting Period?

A

As indicated, the implementation of our quarterly tactical views dampened relative performance. The Portfolio’s overweight in U.S. equities versus international equities contributed positively to relative returns during the first half of the Reporting Period and detracted from relative returns during the second half of the Reporting Period. The Portfolio’s overweight in equities versus fixed income added to results during the first and fourth quarters of 2012 when

PORTFOLIO RESULTS

investor risk appetite was especially strong. Its overweight in equities versus fixed income detracted during the second quarter and had a relative neutral impact on performance during the third quarter. Its underweight in fixed income versus equities hampered relative performance, especially during the second and third calendar quarter.

On the positive side, the Portfolio’s overweight in high yield bonds versus investment grade bonds contributed positively, particularly in the fourth calendar quarter. Its overweight in international bonds versus U.S. bonds added to relative returns, especially during the first calendar quarter. Our other asset class tactical views did not have a material impact on performance during the Reporting Period.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolio’s underlying equity funds, the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund underperformed their respective benchmark indices.

The contributions of the Portfolio’s other underlying equity funds were relatively flat during the Reporting Period.

On the fixed income side, the Goldman Sachs Local Emerging Markets Debt Fund and the Goldman Sachs U.S. Mortgages Fund outperformed their respective benchmark indices most. The contributions of the Portfolio’s other underlying fixed income funds were also positive during the Reporting Period.

Among alternative investment classes, the Goldman Sachs International Real Estate Securities Fund significantly outperformed its benchmark index during the Reporting Period, while the Goldman Sachs Real Estate Securities Fund slightly underperformed its benchmark index.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	For the first half of the Reporting Period, we favored equities over fixed income. In the third quarter of 2012, we became neutral on stocks relative to bonds. We became bullish again on stocks versus bonds in the fourth quarter of 2012.

Within fixed income during the first half of the Reporting Period, we grew more bearish on U.S. fixed income versus international fixed income. During the third calendar quarter, we became slightly less bullish on U.S. bonds because they had less supportive macroeconomic conditions and appeared more expensive relative to international bonds. In the fourth calendar quarter, we adopted a neutral view of U.S. fixed income versus international fixed income. During the first half of the Reporting Period, we shifted from a neutral view to a bullish view on high yield bonds versus investment grade bonds. In the third calendar quarter, we became more bullish on high yield bonds versus investment grade bonds.

During the first half of the Reporting Period, we grew increasingly bullish on U.S. dollar denominated emerging markets debt versus developed markets debt. In the third calendar quarter, we became bearish on U.S. dollar denominated emerging markets debt versus developed markets debt. We became bearish on U.S. dollar denominated emerging markets debt versus developed markets debt during the fourth calendar quarter.

Also, during the first half of the Reporting Period, we moved from a bearish view to a bullish view on local emerging markets debt (through which the Portfolio gains exposure to local currencies) versus developed markets debt. During the fourth calendar quarter, we grew bullish on local emerging markets debt versus developed markets debt.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team makes five active decisions within the Portfolio based on its current outlook on global equity, fixed income and currency markets.

On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their long term weights) in an effort to benefit from changing conditions in global capital markets.

PORTFOLIO RESULTS

At the end of the Reporting Period, we were bullish on stocks versus fixed income, a view driven primarily by the strong momentum of stocks. We were bullish on U.S. equities versus international equities.

In fixed income at the end of the Reporting Period, we were neutral on U.S. fixed income versus international fixed income. In addition, we were bullish on high yield bonds relative to investment grade bonds. We were bullish on developed markets emerging markets debt versus U.S. dollar denominated emerging markets debt and on local emerging markets debt versus developed markets debt.

Global equilibrium is the foundation of our strategic asset allocation process — that is, we believe that a globally-diversified portfolio of asset classes, weighted by their market capitalization, provides economically intuitive, meaningful and balanced exposures to investment opportunities. This process also incorporates our updated views on asset class correlations, volatilities and changes in global market capitalization across asset classes and regions.

Every June, we reset our strategic benchmarks in an effort to reflect current market expectations and to bring the total equity and fixed income portions of the Portfolio in line with our long-term target weights for equity and fixed income. This year’s strategic rebalance resulted in relatively minor changes to the Portfolio’s strategic allocations. Global markets had exhibited mixed returns since June 2011, with domestic real estate securities and U.S. dollar denominated emerging markets debt outperforming and higher dividend yielding international stocks and international real estate securities underperforming. We reduced the Portfolio’s exposure to international real estate securities and higher dividend yielding U.S. stocks and, at the same time, increased its exposure to high yield fixed income and investment grade credit. The Portfolio’s other equity and fixed income allocations remained relatively in line with our objectives. We completed the 2012 annual rebalance at the end of June 2012.

FUND BASICS

Income Strategies

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012–December 31, 2012	Portfolio Total Return (based on NAV)[1]	Income Strategies Composite Index[2]	Income Strategies Composite Index[2] (Prior to 6.29.12)
Class A	14.22%	9.84%	8.93%
Class C	13.31	9.84	8.93
Institutional	14.46	9.84	8.93
Class IR	14.53	9.84	8.93
Class R	13.88	9.84	8.93

[1]The	net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Income Strategies Composite Index (“Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Income Composite is comprised of the Barclays Index (60%) and the S&P 500 Index (40%). The Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Effective as of the close of business on June 29, 2012, the Income Strategies Composite Index (Current) (“Current Income Strategies Composite”) is comprised of a blend of the Barclays Global Aggregate Bond Index (60%) and the MSCI World Index (40%). The Current Income Strategies Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Global Aggregate Bond Index hedged to the U.S dollar, is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Since Inception	Inception Date
Class A	7.98%	2.10%	1.98%	3/30/07
Class C	12.28	2.49	2.20	3/30/07
Institutional	14.46	3.63	3.36	3/30/07
Class IR	14.53	3.50	3.31	11/30/07
Class R	13.88	3.01	2.81	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.43%	2.04%
Class C	2.18	2.79
Institutional	1.03	1.64
Class IR	1.18	1.79
Class R	1.68	2.29

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2012 to December 31, 2012. Actual Fund weighting in the Asset Allocation Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a quarterly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

†	Formerly known as Goldman Sachs Ultra Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s current benchmarks (effective after the close of business on June 29, 2012), the Barclays Global Aggregate Bond Index (hedged to USD) (the “Barclays Global Index”), and the MSCI All Country World Index (unhedged) (“MSCI ACWI Index”), and the Fund’s former benchmarks, the Standard & Poor’s 500 Index (the “S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) (each with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Income Strategies Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from March 30, 2007 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	14.22%	3.27%	2.98%
Including sales charges	7.98%	2.10%	1.98%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	13.31%	2.49%	2.20%
Including contingent deferred sales charges	12.28%	2.49%	2.20%

Institutional Shares (Commenced March 30, 2007)	14.46%	3.63%	3.36%

Class IR (Commenced November 30, 2007)	14.53%	3.50%	3.31%

Class R (Commenced November 30, 2007)	13.88%	3.01%	2.81%

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Satellite Strategies Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended December 31, 2012 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns of 16.30%, 15.37%, 16.77%, 16.26%, 16.60% and 15.96%, respectively. This compares to the 11.97% average annual total return of the Portfolio’s blended benchmark, which is comprised 40% of the Barclays U.S. Aggregate Bond Index, 30% of the S&P® 500 Index and 30% of the MSCI EAFE Index, during the same period.

The components of the Portfolio’s blended benchmark, the Barclays U.S. Aggregate Bond Index, the S&P® 500 Index and the MSCI EAFE Index, generated average annual total returns of 4.21%, 15.96% and 17.85%, respectively, during the same period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	The Portfolio outperformed its blended benchmark during the Reporting Period, largely because of the overall positive performance of its underlying funds. That said, in keeping with our investment approach, we dynamically adjusted Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio.

Q	Can you be more specific as to how the various satellite asset classes performed during the Reporting Period?

A	Satellite asset classes overall delivered strong positive returns during the Reporting Period. International real estate securities were up more than 40%, while both international small-cap equities and local emerging markets debt were each up more than 20%. The performance of commodities and high yield bank loans was relatively flat during the Reporting Period.

Q	How did you rebalance the Portfolio during the Reporting Period?

A	In January 2012, at the beginning of the Reporting Period, we rebalanced the Portfolio to maintain our target risk objectives in the Portfolio. The risk contributions of real estate securities had increased because of their relatively high volatility compared to other satellite asset classes in the Portfolio. In response, we reduced the Portfolio’s weighting in U.S. and international fixed income while modestly increasing its allocation to high yield bonds.

In February, March and April, contributions to portfolio risk from the underlying asset classes remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were no outsized contributions to risk from any individual asset class or region.

In May, the Portfolio’s weightings in fixed income and high yield bonds through the underlying funds rose above our maximum weight constraints. Although these asset classes generated negative returns, they performed well relative to other satellite classes. We rebalanced the Portfolio by reducing its weightings in high yield debt and local emerging markets debt. At the same time, we increased the Portfolio’s allocations to international real estate securities and emerging markets equities.

In June, July and August, contributions to portfolio risk from the underlying asset classes remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were also no outsized contributions to risk from any individual asset class or region.

PORTFOLIO RESULTS

In September, contributions to portfolio risk from international small-cap equities and commodities increased. We rebalanced the Portfolio, reducing its weightings in international small-cap stocks and commodities and increasing the Portfolio’s allocations to U.S. real estate securities and high yield debt.

In October, the Portfolio’s weightings in fixed income, and particularly in high yield bonds, rose above our maximum weight constraints. We rebalanced the Portfolio by reducing its weightings in local emerging markets debt and high yield bonds, reallocating the Portfolio’s assets to emerging markets equities, international small-cap equities and U.S. real estate securities.

In November and December, contributions to portfolio risk from the underlying asset classes remained in line with our objectives. As a result, rebalancing trades were not required. Because of the reduced volatility of satellite asset classes compared to their longer-term averages, the Portfolio’s asset class weightings remained relatively stable. There were also no outsized contributions to risk from any individual asset class or region.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Overall, as mentioned earlier, the performance of the underlying funds contributed to the Portfolio’s performance. The Goldman Sachs Structured Emerging Markets Equity Fund and the Goldman Sachs International Real Estate Securities Fund outperformed most relative to their respective benchmark indices. The Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs Commodity Strategy Fund underperformed most relative to their respective benchmark indices.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance portfolio return and for hedging purposes.

Q	Did you make any changes regarding the underlying funds during the Reporting Period?

A	We made no changes regarding the underlying funds during the Reporting Period.

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team manages the Portfolio using a dynamic, risk-responsive rebalancing process. Using our sophisticated, proprietary risk models, we evaluate the overall risk of the Portfolio each month as well as the portion of risk contributed by each individual asset class.

At the end of the Reporting Period, through its underlying funds, the Portfolio had larger allocations than it did at the beginning of the Reporting Period to U.S. real estate securities and international real estate securities and to U.S. dollar denominated emerging markets debt. It had reduced exposure to commodities, international small-cap equities and local emerging markets debt. Compared to its positioning in January 2012, the Portfolio’s weightings in high yield fixed income and emerging market equities were relatively unchanged at the end of the Reporting Period.

We will continue to monitor risk on a monthly basis and adjust our allocation to the satellite asset classes as the underlying funds drift beyond our longer-term risk-related guidelines.

FUND BASICS

Satellite Strategies Portfolio

as of December 31, 2012

PERFORMANCE REVIEW
January 1, 2012–December 31, 2012	Fund Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]
Class A	16.30%	11.97%
Class C	15.37	11.97
Institutional	16.77	11.97
Service	16.26	11.97
Class IR	16.60	11.97
Class R	15.96	11.97

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the S&P 500 Index (30%), the MSCI EAFE Index (30%) and the Barclays U.S. Aggregate Bond Index (40%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Barclays Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI EAFE Index (unhedged) is a market capitalization weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/12	One Year	Five Years	Since Inception	Inception Date
Class A	9.92%	-0.66%	0.35%	3/30/07
Class C	14.33	-0.28	0.58	3/30/07
Institutional	16.77	0.85	1.69	3/30/07
Service	16.26	N/A	2.29	8/29/08
Class IR	16.60	0.72	0.59	11/30/07
Class R	15.96	0.20	0.07	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.46%	1.50%
Class C	2.21	2.25
Institutional	1.06	1.10
Service	1.56	1.60
Class IR	1.21	1.25
Class R	1.71	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/ or expense limitations) and before waivers (gross of applicable fee waivers and/ or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO 5 AS OF 12/31/12
Percentage of Investment Portfolio

[5]	Allocations reflect current fund weightings based on the overall risk of the Portfolio and the risk contribution from each asset class. Fund weightings are periodically readjusted in accordance with risk objectives of the Portfolio.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Performance Summary

December 31, 2012

The following graph shows the value, as of December 31, 2012, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”), Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) (all with dividends reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Satellite Strategies Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from March 30, 2007 through December 31, 2012.

Average Annual Total Return through December 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	16.30%	0.46%	1.33%
Including sales charges	9.92%	-0.66%	0.35%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	15.37%	-0.28%	0.58%
Including contingent deferred sales charges	14.33%	-0.28%	0.58%

Institutional Shares (Commenced March 30, 2007)	16.77%	0.85%	1.69%

Service Shares (Commenced August 29, 2008)	16.26%	N/A	2.29%

Class IR (Commenced November 30, 2007)	16.60%	0.72%	0.59%

Class R (Commenced November 30, 2007)	15.96%	0.20%	0.07%

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2012

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.0%
Equity – 35.7%
5,420,064	Goldman Sachs Structured International Equity Fund	$51,111,202
4,008,038	Goldman Sachs Structured Emerging Markets Equity Fund	36,232,665
2,898,142	Goldman Sachs Structured Large Cap Value Fund	33,502,525
1,771,898	Goldman Sachs Structured Large Cap Growth Fund	25,586,201
1,243,004	Goldman Sachs Structured Small Cap Equity Fund	17,091,303
1,140,442	Goldman Sachs Large Cap Value Fund	14,529,237
1,072,186	Goldman Sachs Strategic Growth Fund	12,040,649
851,882	Goldman Sachs Structured International Small Cap Fund	7,045,061
752,800	Goldman Sachs International Real Estate Securities Fund	4,735,110
298,274	Goldman Sachs Real Estate Securities Fund	4,676,933

		206,550,886

Fixed Income – 49.2%
13,729,792	Goldman Sachs Global Income Fund	180,958,657
2,819,306	Goldman Sachs Short Duration Government Fund	28,841,496
2,618,609	Goldman Sachs Local Emerging Markets Debt Fund	25,819,480
3,525,700	Goldman Sachs High Yield Fund	25,772,868
2,960,149	Goldman Sachs Commodity Strategy Fund	17,020,857
416,789	Goldman Sachs Emerging Markets Debt Fund	5,718,339

		284,131,697

Dynamic – 15.1%
8,111,486	Goldman Sachs Dynamic Allocation Fund	87,441,818

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.0%
(Cost $550,722,825)		$578,124,401

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 0.1%
Repurchase Agreement – 0.1%
Joint Repurchase Agreement Account II
$300,000	0.221%	01/02/13	$300,000
(Cost $300,000)

TOTAL INVESTMENTS – 100.1%
(Cost $551,022,825)			$578,424,401

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(750,105)

NET ASSETS – 100.0%			$577,674,296

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on December 31, 2012. Additional information appears on page 55.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2012

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 97.3%
13,580,519	Goldman Sachs Structured International Equity Fund	$128,064,293
4,655,867	Goldman Sachs Structured Large Cap Value Fund	53,821,821
3,464,048	Goldman Sachs Structured Large Cap Growth Fund	50,020,849
4,416,491	Goldman Sachs Structured Emerging Markets Equity Fund	39,925,077
1,830,723	Goldman Sachs Large Cap Value Fund	23,323,409
2,059,825	Goldman Sachs Strategic Growth Fund	23,131,835
909,528	Goldman Sachs Structured Small Cap Equity Fund	12,506,008
1,333,338	Goldman Sachs Structured International Small Cap Fund	11,026,707
1,178,494	Goldman Sachs International Real Estate Securities Fund	7,412,730
466,783	Goldman Sachs Real Estate Securities Fund	7,319,158

		356,551,887

Fixed Income – 2.9%
1,851,044	Goldman Sachs Commodity Strategy Fund	10,643,501

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $310,798,105)		$367,195,388

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(660,918)

NET ASSETS – 100.0%		$366,534,470

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2012

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 56.6%
18,612,060	Goldman Sachs Structured International Equity Fund	$175,511,729
10,183,062	Goldman Sachs Structured Emerging Markets Equity Fund	92,054,883
7,750,024	Goldman Sachs Structured Large Cap Value Fund	89,590,279
5,223,149	Goldman Sachs Structured Large Cap Growth Fund	75,422,268
3,049,512	Goldman Sachs Large Cap Value Fund	38,850,787
2,677,100	Goldman Sachs Structured Small Cap Equity Fund	36,810,119
3,133,515	Goldman Sachs Strategic Growth Fund	35,189,371
2,284,167	Goldman Sachs Structured International Small Cap Fund	18,890,057
2,018,905	Goldman Sachs International Real Estate Securities Fund	12,698,914
799,660	Goldman Sachs Real Estate Securities Fund	12,538,676

		587,557,083

Fixed Income – 28.5%
10,512,425	Goldman Sachs Global Income Fund	138,553,760
5,412,680	Goldman Sachs Short Duration Government Fund	55,371,712
4,896,108	Goldman Sachs High Yield Fund	35,790,548
3,629,279	Goldman Sachs Local Emerging Markets Debt Fund	35,784,690
5,286,089	Goldman Sachs Commodity Strategy Fund	30,395,011

		295,895,721

Dynamic – 15.1%
14,499,838	Goldman Sachs Dynamic Allocation Fund	156,308,254

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $936,605,622)		$1,039,761,058

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 0.2%
Repurchase Agreement – 0.2%
Joint Repurchase Agreement Account II
$2,600,000	0.221%	01/02/13	$2,600,000
(Cost $2,600,000)

TOTAL INVESTMENTS – 100.4%
(Cost $939,205,622)			$1,042,361,058

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(4,660,571)

NET ASSETS – 100.0%			$1,037,700,487

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on December 31, 2012. Additional information appears on page 55.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2012

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 78.8%
24,068,219	Goldman Sachs Structured International Equity Fund	$226,963,303
12,122,312	Goldman Sachs Structured Emerging Markets Equity Fund	109,585,700
7,960,544	Goldman Sachs Structured Large Cap Value Fund	92,023,891
5,704,013	Goldman Sachs Structured Large Cap Growth Fund	82,365,946
3,139,251	Goldman Sachs Large Cap Value Fund	39,994,054
3,409,314	Goldman Sachs Strategic Growth Fund	38,286,600
2,588,580	Goldman Sachs Structured Small Cap Equity Fund	35,592,976
2,514,627	Goldman Sachs Structured International Small Cap Fund	20,795,968
1,298,395	Goldman Sachs Real Estate Securities Fund	20,358,838
2,222,648	Goldman Sachs International Real Estate Securities Fund	13,980,457

		679,947,733

Fixed Income – 6.4%
4,363,780	Goldman Sachs Commodity Strategy Fund	25,091,735
2,887,481	Goldman Sachs High Yield Fund	21,107,490
897,103	Goldman Sachs Short Duration Government Fund	9,177,366

		55,376,591

Dynamic – 15.0%
11,972,711	Goldman Sachs Dynamic Allocation Fund	129,065,826

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $754,902,959)		$864,390,150

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 0.2%
Repurchase Agreement – 0.2%
Joint Repurchase Agreement Account II
$2,000,000	0.221%	01/02/13	$2,000,000
(Cost $2,000,000)

TOTAL INVESTMENTS – 100.4%
(Cost $756,902,959)			$866,390,150

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(3,310,634)

NET ASSETS – 100.0%			$863,079,516

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.
(b)	Joint repurchase agreement was entered into on December 31, 2012. Additional information appears on page 55.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2012

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 101.1%
Equity – 20.2%
563,588	Goldman Sachs International Real Estate Securities Fund	$3,544,967
204,517	Goldman Sachs Real Estate Securities Fund	3,206,832

		6,751,799

Fixed Income – 80.9%
1,177,080	Goldman Sachs High Yield Fund	8,604,452
561,075	Goldman Sachs Emerging Markets Debt Fund	7,697,949
662,836	Goldman Sachs High Yield Floating Rate Fund	6,654,873
414,677	Goldman Sachs Local Emerging Markets Debt Fund	4,088,720

		27,045,994

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 101.1%
(Cost $32,796,645)		$33,797,793

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%		(378,784)

NET ASSETS – 100.0%		$33,419,009

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2012

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.0%
Equity – 32.0%
7,053,401	Goldman Sachs Real Estate Securities Fund	$110,597,330
16,977,433	Goldman Sachs International Real Estate Securities Fund	106,788,054
7,033,803	Goldman Sachs Structured International Small Cap Fund	58,169,550
6,233,651	Goldman Sachs Structured Emerging Markets Equity Fund	56,352,201
2,709,091	Goldman Sachs Emerging Markets Equity Fund	45,539,817
2,396,280	Goldman Sachs International Small Cap Fund	38,556,151

		416,003,103

Fixed Income – 68.0%
31,654,022	Goldman Sachs High Yield Fund	231,390,902
16,633,712	Goldman Sachs Emerging Markets Debt Fund	228,214,535
16,258,166	Goldman Sachs Local Emerging Markets Debt Fund	160,305,512
15,164,078	Goldman Sachs High Yield Floating Rate Fund	152,247,341
19,207,914	Goldman Sachs Commodity Strategy Fund	110,445,503

		882,603,793

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.0%
(Cost $1,204,456,121)		$1,298,606,896

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(124,966)

NET ASSETS – 100.0%		$1,298,481,930

The percentage shown for each investment category reflects the value of the respective investment in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2012, certain Portfolios had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of January 2, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Balanced Strategy	$ 300,000	$ 300,004	$ 306,922
Growth and Income Strategy	2,600,000	2,600,032	2,659,989
Growth Strategy	2,000,000	2,000,025	2,046,145

REPURCHASE AGREEMENTS — At December 31, 2012, the Principal Amounts of certain Portfolios’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Balanced Strategy	Growth and Income Strategy	Growth Strategy
BNP Paribas Securities Co.	0.220%	$145,781	$1,263,437	$ 971,874
Credit Suisse Securities LLC	0.200	53,218	461,220	354,785
Deutsche Bank Securities, Inc.	0.250	8,938	77,464	59,588
JPMorgan Securities LLC	0.250	38,434	333,095	256,227
Wells Fargo Securities LLC	0.220	53,629	464,784	357,526
TOTAL		$300,000	$2,600,000	$2,000,000

At December 31, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	3.000 to 6.000%	11/01/25 to 01/01/43
Government National Mortgage Association	3.000 to 4.500	01/15/41 to 11/15/42
U.S. Treasury Notes	0.250 to 4.000	03/15/13 to 05/31/18

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

December 31, 2012

Balanced Strategy Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $550,722,825, $310,798,105, $936,605,622, $754,902,959, $32,796,645 and $1,204,456,121 respectively)	$578,124,401
Repurchase agreement, at value which equals cost	300,000
Cash	42,842
Receivables:
Portfolio shares sold	1,849,485
Dividends	325,094
Reimbursement from investment adviser	17,864
Investments sold	—
Total assets	580,659,686

Liabilities:
Due to custodian	—
Payables:
Portfolio shares redeemed	2,157,025
Investments purchased	474,815
Amounts owed to affiliates	273,256
Accrued expenses	80,294
Total liabilities	2,985,390

Net Assets:
Paid-in capital	628,659,366
Undistributed net investment income	264,846
Accumulated net realized loss	(78,651,492)
Net unrealized gain	27,401,576
NET ASSETS	$577,674,296
Net Assets:
Class A	$219,919,432
Class B	17,958,700
Class C	81,123,456
Institutional	247,493,546
Service	2,022,333
Class IR	920,184
Class R	8,236,645
Total Net Assets	$577,674,296
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	20,830,929
Class B	1,700,163
Class C	7,684,389
Institutional	23,429,687
Service	191,033
Class IR	87,419
Class R	783,400
Net asset value, offering and redemption price per share:(a)
Class A	$10.56
Class B	10.56
Class C	10.56
Institutional	10.56
Service	10.59
Class IR	10.53
Class R	10.51

(a)	Maximum public offering price per share for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies and Satellite Strategy Portfolios is $11.17, $12.43, $11.59, $11.69, $9.42 and $8.70, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Income Strategies Portfolio	Satellite Strategies Portfolio

$367,195,388	$1,039,761,058	$864,390,150	$33,797,793	$1,298,606,896
—	2,600,000	2,000,000	—	—
—	42,434	28,688	—	—

98,249	671,163	526,128	16,615	2,670,123
—	360,301	142,388	126,347	5,090,001
—	—	—	26,709	—
771,150	—	—	77,930	8,018,283
368,064,787	1,043,434,956	867,087,354	34,045,394	1,314,385,303

500,666	—	—	64,372	7,356,738

699,739	3,052,219	2,661,041	356,929	2,919,470
—	1,928,585	663,445	126,347	5,090,001
256,325	651,426	580,735	21,219	428,543
73,587	102,239	102,617	57,518	108,621
1,530,317	5,734,469	4,007,838	626,385	15,903,373

655,359,684	1,720,080,484	1,638,443,160	34,594,844	1,260,333,138
170,278	241,946	265,306	24,343	425,751
(345,392,775)	(785,777,379)	(885,116,141)	(2,201,326)	(56,427,734)
56,397,283	103,155,436	109,487,191	1,001,148	94,150,775
$366,534,470	$1,037,700,487	$863,079,516	$33,419,009	$1,298,481,930

$147,814,001	$491,920,926	$398,486,639	$13,366,406	$250,407,421
17,941,112	58,398,831	57,388,027	—	—
102,155,920	210,201,217	224,470,522	12,194,696	130,446,079
92,695,812	267,743,854	173,180,219	5,526,669	803,540,631
487,549	3,848,415	3,185,474	—	37,068,120
494,107	1,519,411	1,483,243	2,197,481	74,215,527
4,945,969	4,067,833	4,885,392	133,757	2,804,152
$366,534,470	$1,037,700,487	$863,079,516	$33,419,009	$1,298,481,930

12,575,518	44,938,260	36,053,516	1,501,587	30,457,916
1,584,360	5,363,442	5,159,372	—	—
9,070,082	19,369,735	20,374,597	1,363,553	15,947,571
7,821,756	24,380,010	15,680,048	624,071	97,849,380
41,638	352,263	289,237	—	4,528,074
42,536	139,321	135,895	247,247	9,037,875
424,732	373,314	452,535	14,972	342,238

$11.75	$10.95	$11.05	$8.90	$8.22
11.32	10.89	11.12	—	—
11.26	10.85	11.02	8.94	8.18
11.85	10.98	11.04	8.86	8.21
11.71	10.92	11.01	—	8.19
11.62	10.91	10.91	8.89	8.21
11.64	10.90	10.80	8.93	8.19

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended December 31, 2012

Balanced Strategy Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$13,089,729
Interest	917
Total investment income	13,090,646

Expenses:
Distribution and Service fees(a)	1,853,786
Management fees	876,628
Transfer Agent fees(a)	849,522
Registration fees	100,014
Printing and mailing costs	89,031
Professional fees	75,040
Custody and accounting fees	46,488
Trustee fees	16,216
Service Share fees — Shareholder Administration Plan	5,418
Service Share fees — Service Plan	5,418
Other	14,064
Total expenses	3,931,625
Less — expense reimbursements	(317,476)
Net expenses	3,614,149
NET INVESTMENT INCOME	9,476,497

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	10,739,272
Net realized gain (loss) from Affiliated Underlying Funds	22,383,602
Net change in unrealized gain on Affiliated Underlying Funds	12,556,803
Net realized and unrealized gain	45,679,677
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$55,156,174

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Portfolio	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	$735,281	$211,760	$868,705	$38,040	$558,815	$40,234	$165,054	$68,699	$867	$1,398	$14,455
Equity Growth Strategy	492,872	196,376	1,077,840	23,710	374,582	37,312	204,790	20,801	434	938	9,010
Growth and Income Strategy	1,632,912	665,255	2,320,299	19,282	1,241,013	126,399	440,857	64,140	1,614	3,163	7,327
Growth Strategy	1,279,420	637,536	2,432,168	22,969	972,359	121,132	462,112	40,397	1,385	2,767	8,728
Income Strategies	43,948	—	114,159	496	33,400	—	21,690	2,158	—	3,845	189
Satellite Strategies	572,395	—	1,257,265	13,044	435,020	—	238,880	285,740	13,664	129,225	4,957

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Income Strategies Portfolio	Satellite Strategies Portfolio

$9,454,079	$25,091,500	$20,948,434	$1,482,942	$55,368,675
246	217	734	21	1,261
9,454,325	25,091,717	20,949,168	1,482,963	55,369,936

1,790,798	4,637,748	4,372,093	158,603	1,842,704
574,343	1,682,441	1,393,865	45,276	1,455,531
647,867	1,884,513	1,608,880	61,282	1,107,486
82,637	90,707	90,924	61,519	109,573
100,160	173,685	172,021	42,221	170,599
74,995	75,151	75,041	74,952	70,904
39,617	40,341	41,563	40,299	47,774
15,726	17,225	16,898	14,991	17,678
2,715	10,088	8,654	—	85,400
2,715	10,088	8,654	—	85,400
14,761	23,262	20,556	9,444	23,526
3,346,334	8,645,249	7,809,149	508,587	5,016,575
(312,579)	(375,507)	(379,834)	(239,775)	(322,671)
3,033,755	8,269,742	7,429,315	268,812	4,693,904
6,420,570	16,821,975	13,519,853	1,214,151	50,676,032

1,758,358	14,418,921	8,221,850	778,383	11,160,768
14,233,311	53,895,918	33,929,871	1,235,103	(11,161,717)
38,066,544	46,984,908	70,599,360	1,479,030	123,599,202
54,058,213	115,299,747	112,751,081	3,492,516	123,598,253
$60,478,783	$132,121,722	$126,270,934	$4,706,667	$174,274,285

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio
	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011
From operations:
Net investment income	$9,476,497	$10,126,900
Net realized gain (loss)	33,122,874	32,786,182
Net change in unrealized gain (loss)	12,556,803	(55,398,476)
Net increase (decrease) in net assets resulting from operations	55,156,174	(12,485,394)

Distributions to shareholders:
From net investment income
Class A Shares	(6,275,335)	(6,024,344)
Class B Shares	(341,597)	(218,592)
Class C Shares	(1,552,743)	(888,210)
Institutional Shares	(6,879,203)	(3,196,821)
Service Shares	(52,231)	(42,464)
Class IR Shares	(25,133)	(10,344)
Class R Shares	(195,480)	(105,736)
Total distributions to shareholders	(15,321,722)	(10,486,511)

From share transactions:
Proceeds from sales of shares	210,335,373	153,774,885
Reinvestment of distributions	14,561,935	9,926,747
Cost of shares redeemed	(294,150,887)	(277,800,228)
Net decrease in net assets resulting from share transactions	(69,253,579)	(114,098,596)
TOTAL DECREASE	(29,419,127)	(137,070,501)

Net assets:
Beginning of year	607,093,423	744,163,924
End of year	$577,674,296	$607,093,423
Undistributed net investment income	$264,846	$1,541

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio		Growth and Income Strategy Portfolio
For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011

$6,420,570	$7,739,698	$16,821,975	$22,724,571
15,991,669	(10,486,637)	68,314,839	59,428,360
38,066,544	(33,414,002)	46,984,908	(130,559,282)
60,478,783	(36,160,941)	132,121,722	(48,406,351)

(2,673,271)	(4,952,650)	(12,556,074)	(16,849,546)
(215,276)	(329,038)	(1,076,859)	(1,046,075)
(1,287,853)	(1,798,583)	(3,900,980)	(3,638,046)
(2,169,434)	(1,342,031)	(6,653,749)	(3,545,072)
(5,760)	(27,991)	(92,004)	(78,707)
(11,010)	(15,955)	(41,840)	(29,836)
(86,405)	(113,322)	(89,148)	(79,640)
(6,449,009)	(8,579,570)	(24,410,654)	(25,266,922)

74,093,950	62,099,965	212,615,443	171,184,261
5,985,711	7,884,139	22,511,989	23,027,430
(162,490,004)	(183,045,893)	(528,521,025)	(615,169,862)
(82,410,343)	(113,061,789)	(293,393,593)	(420,958,171)
(28,380,569)	(157,802,300)	(185,682,525)	(494,631,444)

394,915,039	552,717,339	1,223,383,012	1,718,014,456
$366,534,470	$394,915,039	$1,037,700,487	$1,223,383,012
$170,278	$199,110	$241,946	$207,002

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio
	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011
From operations:
Net investment income	$13,519,853	$18,637,525
Net realized gain (loss)	42,151,721	1,491,526
Net change in unrealized gain (loss)	70,599,360	(91,104,215)
Net increase (decrease) in net assets resulting from operations	126,270,934	(70,975,164)

Distributions to shareholders:
From net investment income
Class A Shares	(8,486,632)	(13,249,047)
Class B Shares	(788,283)	(977,438)
Class C Shares	(3,234,948)	(3,782,896)
Institutional Shares	(4,515,835)	(2,619,015)
Service Shares	(68,320)	(83,171)
Class IR Shares	(37,449)	(38,092)
Class R Shares	(102,502)	(101,061)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(17,233,969)	(20,850,720)

From share transactions:
Proceeds from sales of shares	151,847,016	127,825,355
Reinvestment of distributions	15,909,495	19,118,901
Cost of shares redeemed	(404,557,570)	(451,370,226)
Net increase (decrease) in net assets resulting from share transactions	(236,801,059)	(304,425,970)
TOTAL INCREASE (DECREASE)	(127,764,094)	(396,251,854)

Net assets:
Beginning of year	990,843,610	1,387,095,464
End of year	$863,079,516	$990,843,610
Undistributed net investment income	$265,306	$611,946

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Income Strategies Portfolio		Satellite Strategies Portfolio
For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011	For the Fiscal Year Ended December 31, 2012	For the Fiscal Year Ended December 31, 2011

$1,214,151	$1,251,192	$50,676,032	$36,352,813
2,013,486	1,009,956	(949)	41,346,610
1,479,030	(3,244,973)	123,599,202	(114,736,113)
4,706,667	(983,825)	174,274,285	(37,036,690)

(683,029)	(734,439)	(9,936,450)	(8,064,969)
—	—	—	—
(396,098)	(324,933)	(4,409,370)	(3,497,707)
(239,468)	(332,994)	(34,291,638)	(22,795,678)
—	—	(1,461,078)	(1,032,198)
(92,298)	(33,502)	(3,116,530)	(1,699,866)
(4,251)	(2,192)	(109,742)	(29,716)

—	—	(745,491)	(811,314)
—	—	(390,399)	(479,486)
—	—	(2,389,754)	(2,373,524)
—	—	(111,879)	(116,741)
—	—	(219,387)	(243,375)
—	—	(8,278)	(3,451)
(1,415,144)	(1,428,060)	(57,189,996)	(41,148,025)

12,371,781	22,635,916	476,033,523	540,886,463
1,293,921	1,256,056	43,851,790	27,402,785
(21,935,315)	(13,426,625)	(336,307,957)	(292,703,026)
(8,269,613)	10,465,347	183,577,356	275,586,222
(4,978,090)	8,053,462	300,661,645	197,401,507

38,397,099	30,343,637	997,820,285	800,418,778
$33,419,009	$38,397,099	$1,298,481,930	$997,820,285
$24,343	$1,726	$425,751	$6,937

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$9.86	$0.16	$0.82	$0.98	$(0.28)	$—	$(0.28)
2012 - B	9.86	0.08	0.82	0.90	(0.20)	—	(0.20)
2012 - C	9.86	0.09	0.81	0.90	(0.20)	—	(0.20)
2012 - Institutional	9.87	0.23	0.79	1.02	(0.33)	—	(0.33)
2012 - Service	9.88	0.15	0.83	0.98	(0.27)	—	(0.27)
2012 - IR	9.83	0.22	0.79	1.01	(0.31)	—	(0.31)
2012 - R	9.82	0.15	0.80	0.95	(0.26)	—	(0.26)
2011 - A	10.22	0.15	(0.34)	(0.19)	(0.17)	—	(0.17)
2011 - B	10.22	0.07	(0.34)	(0.27)	(0.09)	—	(0.09)
2011 - C	10.22	0.08	(0.35)	(0.27)	(0.09)	—	(0.09)
2011 - Institutional	10.23	0.20	(0.35)	(0.15)	(0.21)	—	(0.21)
2011 - Service	10.25	0.14	(0.35)	(0.21)	(0.16)	—	(0.16)
2011 - IR	10.21	0.24	(0.42)	(0.18)	(0.20)	—	(0.20)
2011 - R	10.18	0.14	(0.35)	(0.21)	(0.15)	—	(0.15)
2010 - A	9.65	0.21	0.60	0.81	(0.24)	—	(0.24)
2010 - B	9.65	0.13	0.60	0.73	(0.16)	—	(0.16)
2010 - C	9.65	0.13	0.60	0.73	(0.16)	—	(0.16)
2010 - Institutional	9.66	0.25	0.60	0.85	(0.28)	—	(0.28)
2010 - Service	9.67	0.21	0.60	0.81	(0.23)	—	(0.23)
2010 - IR	9.64	0.25	0.58	0.83	(0.26)	—	(0.26)
2010 - R	9.62	0.24	0.54	0.78	(0.22)	—	(0.22)
2009 - A	8.39	0.36	1.29	1.65	(0.39)	—	(0.39)
2009 - B	8.39	0.29	1.29	1.58	(0.32)	—	(0.32)
2009 - C	8.39	0.29	1.29	1.58	(0.32)	—	(0.32)
2009 - Institutional	8.39	0.40	1.29	1.69	(0.42)	—	(0.42)
2009 - Service	8.41	0.33	1.31	1.64	(0.38)	—	(0.38)
2009 - IR	8.38	0.51	1.16	1.67	(0.41)	—	(0.41)
2009 - R	8.38	0.46	1.16	1.62	(0.38)	—	(0.38)
2008 - A	11.08	0.30	(2.54)	(2.24)	(0.30)	(0.15)	(0.45)
2008 - B	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - C	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - Institutional	11.09	0.35	(2.56)	(2.21)	(0.34)	(0.15)	(0.49)
2008 - Service	11.10	0.30	(2.55)	(2.25)	(0.29)	(0.15)	(0.44)
2008 - IR	11.07	0.32	(2.53)	(2.21)	(0.33)	(0.15)	(0.48)
2008 - R	11.07	0.34	(2.60)	(2.26)	(0.28)	(0.15)	(0.43)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$10.56	9.96%	$219,919	0.59%	0.65%	1.55%	66%
10.56	9.14	17,959	1.35	1.40	0.81	66
10.56	9.16	81,123	1.34	1.40	0.87	66
10.56	10.32	247,494	0.19	0.25	2.23	66
10.59	9.95	2,022	0.69	0.75	1.48	66
10.53	10.29	920	0.34	0.40	2.14	66
10.51	9.66	8,237	0.84	0.90	1.49	66
9.86	(1.88)	327,283	0.59	0.64	1.49	38
9.86	(2.65)	23,444	1.34	1.39	0.72	38
9.86	(2.64)	94,041	1.34	1.39	0.73	38
9.87	(1.48)	151,822	0.19	0.24	1.96	38
9.88	(2.09)	2,466	0.69	0.74	1.36	38
9.83	(1.79)	750	0.34	0.39	2.38	38
9.82	(2.11)	7,288	0.84	0.89	1.38	38
10.22	8.46	427,998	0.59	0.64	2.15	38
10.22	7.62	32,659	1.34	1.39	1.36	38
10.22	7.64	126,032	1.34	1.39	1.34	38
10.23	8.89	147,670	0.19	0.24	2.57	38
10.25	8.44	3,971	0.69	0.74	2.14	38
10.21	8.74	771	0.34	0.39	2.55	38
10.18	8.21	5,063	0.84	0.89	2.47	38
9.65	19.94	444,114	0.59	0.65	4.03	58
9.65	19.03	37,883	1.34	1.40	3.27	58
9.65	19.05	144,726	1.34	1.40	3.26	58
9.66	20.53	140,770	0.19	0.25	4.43	58
9.67	19.75	3,710	0.69	0.75	3.74	58
9.64	20.28	32	0.34	0.40	5.65	58
9.62	19.66	848	0.84	0.90	5.01	58
8.39	(20.35)	368,640	0.59	0.65	2.97	52
8.39	(20.96)	34,376	1.34	1.40	2.15	52
8.39	(20.96)	130,433	1.34	1.40	2.15	52
8.39	(20.10)	155,233	0.19	0.25	3.54	52
8.41	(20.42)	4,433	0.69	0.75	2.93	52
8.38	(20.17)	8	0.34	0.40	3.15	52
8.38	(20.57)	22	0.84	0.90	3.52	52

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$10.23	$0.21	$1.53	$1.74	$(0.22)	$—	$(0.22)
2012 - B	9.87	0.11	1.48	1.59	(0.14)	—	(0.14)
2012 - C	9.82	0.12	1.46	1.58	(0.14)	—	(0.14)
2012 - Institutional	10.33	0.28	1.52	1.80	(0.28)	—	(0.28)
2012 - Service	10.14	0.16	1.55	1.71	(0.14)	—	(0.14)
2012 - IR	10.13	0.24	1.51	1.75	(0.26)	—	(0.26)
2012 - R	10.16	0.20	1.49	1.69	(0.21)	—	(0.21)
2011 - A	11.33	0.20	(1.05)	(0.85)	(0.25)	—	(0.25)
2011 - B	10.93	0.11	(1.01)	(0.90)	(0.16)	—	(0.16)
2011 - C	10.88	0.11	(1.01)	(0.90)	(0.16)	—	(0.16)
2011 - Institutional	11.45	0.25	(1.07)	(0.82)	(0.30)	—	(0.30)
2011 - Service	11.22	0.16	(1.02)	(0.86)	(0.22)	—	(0.22)
2011 - IR	11.23	0.27	(1.08)	(0.81)	(0.29)	—	(0.29)
2011 - R	11.26	0.21	(1.08)	(0.87)	(0.23)	—	(0.23)
2010 - A	10.24	0.19	1.11	1.30	(0.21)	—	(0.21)
2010 - B	9.88	0.11	1.06	1.17	(0.12)	—	(0.12)
2010 - C	9.84	0.10	1.06	1.16	(0.12)	—	(0.12)
2010 - Institutional	10.35	0.27	1.08	1.35	(0.25)	—	(0.25)
2010 - Service	10.14	0.17	1.10	1.27	(0.19)	—	(0.19)
2010 - IR	10.16	0.24	1.07	1.31	(0.24)	—	(0.24)
2010 - R	10.22	0.41	0.85	1.26	(0.22)	—	(0.22)
2009 - A	8.04	0.16	2.19	2.35	(0.15)	—	(0.15)
2009 - B	7.77	0.09	2.10	2.19	(0.08)	—	(0.08)
2009 - C	7.73	0.09	2.10	2.19	(0.08)	—	(0.08)
2009 - Institutional	8.12	0.19	2.23	2.42	(0.19)	—	(0.19)
2009 - Service	7.96	0.15	2.17	2.32	(0.14)	—	(0.14)
2009 - IR	7.98	0.84	1.53	2.37	(0.19)	—	(0.19)
2009 - R	8.01	0.27	2.09	2.36	(0.15)	—	(0.15)
2008 - A	15.63	0.19	(6.87)	(6.68)	(0.25)	(0.66)	(0.91)
2008 - B	15.10	0.10	(6.61)	(6.51)	(0.16)	(0.66)	(0.82)
2008 - C	15.03	0.10	(6.58)	(6.48)	(0.16)	(0.66)	(0.82)
2008 - Institutional	15.81	0.26	(6.98)	(6.72)	(0.31)	(0.66)	(0.97)
2008 - Service	15.50	0.19	(6.83)	(6.64)	(0.24)	(0.66)	(0.90)
2008 - IR	15.57	0.24	(6.88)	(6.64)	(0.29)	(0.66)	(0.95)
2008 - R	15.57	0.19	(6.87)	(6.68)	(0.22)	(0.66)	(0.88)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$11.75	16.95%	$147,814	0.59%	0.68%	1.85%	23%
11.32	16.05	17,941	1.34	1.43	1.06	23
11.26	16.10	102,156	1.34	1.43	1.10	23
11.85	17.45	92,696	0.19	0.26	2.45	23
11.71	16.85	488	0.70	0.78	1.43	23
11.62	17.30	494	0.34	0.42	2.20	23
11.64	16.59	4,946	0.84	0.92	1.79	23
10.23	(7.52)	208,169	0.59	0.66	1.77	18
9.87	(8.26)	20,844	1.34	1.41	1.03	18
9.82	(8.28)	112,247	1.34	1.41	1.05	18
10.33	(7.16)	46,797	0.19	0.26	2.20	18
10.14	(7.63)	1,246	0.69	0.76	1.39	18
10.13	(7.25)	539	0.34	0.41	2.45	18
10.16	(7.71)	5,073	0.84	0.91	1.91	18
11.33	12.66	296,969	0.59	0.66	1.79	27
10.93	11.89	29,225	1.34	1.41	1.09	27
10.88	11.83	158,142	1.34	1.41	1.04	27
11.45	13.09	59,900	0.19	0.26	2.52	27
11.22	12.53	3,540	0.69	0.76	1.61	27
11.23	12.89	553	0.34	0.41	2.36	27
11.26	12.34	4,389	0.84	0.91	3.90	27
10.24	29.26	340,567	0.59	0.67	1.81	34
9.88	28.22	33,103	1.34	1.42	1.01	34
9.84	28.39	182,232	1.34	1.42	1.02	34
10.35	29.81	50,926	0.19	0.27	2.22	34
10.14	29.22	4,770	0.69	0.77	1.76	34
10.16	29.70	320	0.34	0.42	8.65	34
10.22	29.56	285	0.84	0.92	2.92	34
8.04	(42.52)	300,859	0.59	0.66	1.43	22
7.77	(42.91)	31,403	1.34	1.41	0.80	22
7.73	(42.93)	170,281	1.34	1.41	0.76	22
8.12	(42.28)	39,471	0.19	0.26	2.01	22
7.96	(42.59)	4,069	0.69	0.76	1.48	22
7.98	(42.41)	6	0.34	0.41	1.87	22
8.01	(42.64)	6	0.84	0.91	1.43	22

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$9.98	$0.17	$1.07	$1.24	$(0.27)	$—	$(0.27)
2012 - B	9.95	0.09	1.05	1.14	(0.20)	—	(0.20)
2012 - C	9.92	0.09	1.04	1.13	(0.20)	—	(0.20)
2012 - Institutional	10.02	0.24	1.03	1.27	(0.31)	—	(0.31)
2012 - Service	9.97	0.17	1.04	1.21	(0.26)	—	(0.26)
2012 - IR	9.95	0.20	1.05	1.25	(0.29)	—	(0.29)
2012 - R	9.94	0.16	1.04	1.20	(0.24)	—	(0.24)
2011 - A	10.55	0.17	(0.53)	(0.36)	(0.21)	—	(0.21)
2011 - B	10.53	0.10	(0.54)	(0.44)	(0.14)	—	(0.14)
2011 - C	10.49	0.10	(0.53)	(0.43)	(0.14)	—	(0.14)
2011 - Institutional	10.59	0.22	(0.54)	(0.32)	(0.25)	—	(0.25)
2011 - Service	10.53	0.17	(0.53)	(0.36)	(0.20)	—	(0.20)
2011 - IR	10.52	0.40	(0.73)	(0.33)	(0.24)	—	(0.24)
2011 - R	10.52	0.18	(0.57)	(0.39)	(0.19)	—	(0.19)
2010 - A	9.81	0.22	0.76	0.98	(0.24)	—	(0.24)
2010 - B	9.79	0.15	0.76	0.91	(0.17)	—	(0.17)
2010 - C	9.76	0.15	0.75	0.90	(0.17)	—	(0.17)
2010 - Institutional	9.84	0.27	0.77	1.04	(0.29)	—	(0.29)
2010 - Service	9.79	0.23	0.75	0.98	(0.24)	—	(0.24)
2010 - IR	9.79	0.27	0.73	1.00	(0.27)	—	(0.27)
2010 - R	9.78	0.30	0.67	0.97	(0.23)	—	(0.23)
2009 - A	8.11	0.35	1.71	2.06	(0.36)	—	(0.36)
2009 - B	8.10	0.29	1.70	1.99	(0.30)	—	(0.30)
2009 - C	8.07	0.28	1.71	1.99	(0.30)	—	(0.30)
2009 - Institutional	8.14	0.34	1.76	2.10	(0.40)	—	(0.40)
2009 - Service	8.10	0.32	1.72	2.04	(0.35)	—	(0.35)
2009 - IR	8.10	0.28	1.79	2.07	(0.38)	—	(0.38)
2009 - R	8.10	0.75	1.28	2.03	(0.35)	—	(0.35)
2008 - A	12.88	0.28	(4.38)	(4.10)	(0.32)	(0.35)	(0.67)
2008 - B	12.85	0.20	(4.36)	(4.16)	(0.24)	(0.35)	(0.59)
2008 - C	12.81	0.20	(4.35)	(4.15)	(0.24)	(0.35)	(0.59)
2008 - Institutional	12.92	0.33	(4.39)	(4.06)	(0.37)	(0.35)	(0.72)
2008 - Service	12.86	0.29	(4.39)	(4.10)	(0.31)	(0.35)	(0.66)
2008 - IR	12.87	0.33	(4.40)	(4.07)	(0.35)	(0.35)	(0.70)
2008 - R	12.87	0.26	(4.38)	(4.12)	(0.30)	(0.35)	(0.65)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$10.95	12.40%	$491,921	0.59%	0.63%	1.61%	47%
10.89	11.49	58,399	1.35	1.38	0.86	47
10.85	11.42	210,201	1.34	1.38	0.89	47
10.98	12.69	267,744	0.19	0.22	2.21	47
10.92	12.13	3,848	0.69	0.73	1.59	47
10.91	12.62	1,519	0.34	0.38	1.90	47
10.90	12.12	4,068	0.84	0.88	1.54	47
9.98	(3.46)	750,376	0.59	0.62	1.62	35
9.95	(4.18)	72,331	1.34	1.37	0.90	35
9.92	(4.10)	250,381	1.34	1.37	0.91	35
10.02	(3.04)	140,119	0.19	0.22	2.12	35
9.97	(3.48)	4,073	0.69	0.72	1.57	35
9.95	(3.18)	1,719	0.34	0.37	3.99	35
9.94	(3.77)	4,384	0.84	0.87	1.68	35
10.55	10.12	1,097,565	0.59	0.62	2.24	31
10.53	9.35	102,328	1.34	1.37	1.51	31
10.49	9.27	353,844	1.34	1.37	1.46	31
10.59	10.64	154,835	0.19	0.22	2.69	31
10.53	10.04	5,918	0.69	0.72	2.27	31
10.52	10.34	210	0.34	0.37	2.75	31
10.52	9.96	3,314	0.84	0.87	3.02	31
9.81	25.87	1,272,519	0.59	0.63	4.04	40
9.79	24.84	116,466	1.34	1.38	3.31	40
9.76	24.92	424,560	1.34	1.38	3.23	40
9.84	26.27	162,453	0.19	0.23	3.95	40
9.79	25.63	6,124	0.69	0.73	3.69	40
9.79	25.99	39	0.34	0.38	2.94	40
9.78	25.50	583	0.84	0.88	8.02	40
8.11	(31.94)	1,214,344	0.59	0.63	2.49	39
8.10	(32.40)	107,669	1.34	1.38	1.79	39
8.07	(32.42)	441,004	1.34	1.38	1.76	39
8.14	(31.63)	285,106	0.19	0.23	2.90	39
8.10	(31.98)	8,051	0.69	0.73	2.60	39
8.10	(31.79)	7	0.34	0.38	2.89	39
8.10	(32.12)	22	0.84	0.88	2.29	39

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$9.86	$0.18	(e)	$1.25	$1.43	$(0.24)	$—	$(0.24)
2012 - B	9.92	0.10	(e)	1.25	1.35	(0.15)	—	(0.15)
2012 - C	9.83	0.10	(e)	1.25	1.35	(0.16)	—	(0.16)
2012 - Institutional	9.87	0.23	(e)	1.24	1.47	(0.30)	—	(0.30)
2012 - Service	9.83	0.17	(e)	1.25	1.42	(0.24)	—	(0.24)
2012 - IR	9.75	0.22	(e)	1.22	1.44	(0.28)	—	(0.28)
2012 - R	9.65	0.17	(e)	1.21	1.38	(0.23)	—	(0.23)
2011 - A	10.75	0.19	(e)	(0.84)	(0.65)	(0.24)	—	(0.24)
2011 - B	10.80	0.11	(e)	(0.85)	(0.74)	(0.14)	—	(0.14)
2011 - C	10.70	0.11	(e)	(0.83)	(0.72)	(0.15)	—	(0.15)
2011 - Institutional	10.77	0.22	(e)	(0.83)	(0.61)	(0.29)	—	(0.29)
2011 - Service	10.72	0.18	(e)	(0.84)	(0.66)	(0.23)	—	(0.23)
2011 - IR	10.65	0.30	(e)	(0.92)	(0.62)	(0.28)	—	(0.28)
2011 - R	10.55	0.20	(e)	(0.87)	(0.67)	(0.23)	—	(0.23)
2010 - A	9.87	0.22	(e)	0.91	1.13	(0.25)	—	(0.25)
2010 - B	9.91	0.14	(e)	0.91	1.05	(0.16)	—	(0.16)
2010 - C	9.83	0.14	(e)	0.89	1.03	(0.16)	—	(0.16)
2010 - Institutional	9.89	0.28	(e)	0.90	1.18	(0.30)	—	(0.30)
2010 - Service	9.85	0.21	(e)	0.90	1.11	(0.24)	—	(0.24)
2010 - IR	9.79	0.26	(e)	0.88	1.14	(0.28)	—	(0.28)
2010 - R	9.71	0.27	(e)	0.82	1.09	(0.25)	—	(0.25)
2009 - A	7.87	0.24	(e)	2.00	2.24	(0.24)	—	(0.24)
2009 - B	7.90	0.17	(e)	2.01	2.18	(0.17)	—	(0.17)
2009 - C	7.83	0.16	(e)	2.01	2.17	(0.17)	—	(0.17)
2009 - Institutional	7.88	0.27	(e)	2.02	2.29	(0.28)	—	(0.28)
2009 - Service	7.84	0.19	(e)	2.04	2.23	(0.22)	—	(0.22)
2009 - IR	7.81	0.88	(e)	1.38	2.26	(0.28)	—	(0.28)
2009 - R	7.78	0.60	(e)	1.59	2.19	(0.26)	—	(0.26)
2008 - A	14.35	0.28		(5.95)	(5.67)	(0.31)	(0.50)	(0.81)
2008 - B	14.34	0.18		(5.91)	(5.73)	(0.21)	(0.50)	(0.71)
2008 - C	14.22	0.17		(5.85)	(5.68)	(0.21)	(0.50)	(0.71)
2008 - Institutional	14.41	0.31		(5.97)	(5.66)	(0.37)	(0.50)	(0.87)
2008 - Service	14.29	0.27		(5.93)	(5.66)	(0.29)	(0.50)	(0.79)
2008 - IR	14.29	0.30		(5.93)	(5.63)	(0.35)	(0.50)	(0.85)
2008 - R	14.29	0.27		(5.94)	(5.67)	(0.34)	(0.50)	(0.84)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(e)	Calculated based on the average shares outstanding methodology.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(a)	Portfolio turnover rate(d)

$11.05	14.49%	$398,487	0.59%	0.64%	1.65%	47%
11.12	13.64	57,388	1.34	1.39	0.90	47
11.02	13.72	224,471	1.34	1.39	0.92	47
11.04	14.89	173,180	0.19	0.23	2.10	47
11.01	14.42	3,185	0.69	0.74	1.60	47
10.91	14.79	1,483	0.34	0.38	2.05	47
10.80	14.31	4,885	0.84	0.88	1.64	47
9.86	(6.08)	562,262	0.59	0.63	1.73	35
9.92	(6.82)	68,563	1.34	1.38	0.98	35
9.83	(6.77)	257,778	1.34	1.38	0.99	35
9.87	(5.69)	92,807	0.19	0.23	2.08	35
9.83	(6.18)	3,644	0.69	0.73	1.65	35
9.75	(5.85)	1,376	0.34	0.38	2.90	35
9.65	(6.39)	4,413	0.84	0.88	1.88	35
10.75	11.46	789,340	0.59	0.63	2.16	28
10.80	10.63	97,344	1.34	1.38	1.39	28
10.70	10.52	373,504	1.34	1.38	1.37	28
10.77	11.90	115,999	0.19	0.23	2.78	28
10.72	11.30	6,647	0.69	0.73	2.14	28
10.65	11.66	675	0.34	0.38	2.61	28
10.55	11.20	3,588	0.84	0.88	2.73	28
9.87	28.55	902,200	0.59	0.64	2.73	39
9.91	27.64	114,216	1.34	1.39	1.97	39
9.83	27.74	444,309	1.34	1.39	1.92	39
9.89	29.12	106,456	0.19	0.24	3.16	39
9.85	28.48	7,182	0.69	0.74	2.29	39
9.79	29.00	546	0.34	0.39	9.20	39
9.71	28.27	1,184	0.84	0.89	6.30	39
7.87	(39.31)	853,210	0.59	0.64	1.95	33
7.90	(39.76)	111,318	1.34	1.39	1.25	33
7.83	(39.77)	465,634	1.34	1.39	1.21	33
7.88	(39.09)	97,798	0.19	0.24	2.63	33
7.84	(39.38)	8,881	0.69	0.74	1.79	33
7.81	(39.21)	6	0.34	0.39	2.39	33
7.78	(39.44)	32	0.84	0.89	2.18	33

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$8.12	$0.29	$0.85	$1.14	$(0.36)		$—	$(0.36)
2012 - C	8.16	0.24	0.84	1.08	(0.30)		—	(0.30)
2012 - Institutional	8.10	0.34	0.82	1.16	(0.40)		—	(0.40)
2012 - IR	8.11	0.33	0.84	1.17	(0.39)		—	(0.39)
2012 - R	8.15	0.30	0.82	1.12	(0.34)		—	(0.34)
2011 - A	8.58	0.28	(0.43)	(0.15)	(0.31)		—	(0.31)
2011 - C	8.62	0.22	(0.43)	(0.21)	(0.25)		—	(0.25)
2011 - Institutional	8.56	0.31	(0.42)	(0.11)	(0.35)		—	(0.35)
2011 - IR	8.57	0.30	(0.42)	(0.12)	(0.34)		—	(0.34)
2011 - R	8.61	0.27	(0.44)	(0.17)	(0.29)		—	(0.29)
2010 - A	7.96	0.33	0.63	0.96	(0.34)		—	(0.34)
2010 - C	8.00	0.27	0.63	0.90	(0.28)		—	(0.28)
2010 - Institutional	7.95	0.35	0.64	0.99	(0.38)		—	(0.38)
2010 - IR	7.95	0.37	0.61	0.98	(0.36)		—	(0.36)
2010 - R	7.99	0.31	0.63	0.94	(0.32)		—	(0.32)
2009 - A	6.57	0.39	1.37	1.76	(0.37)		—	(0.37)
2009 - C	6.56	0.33	1.37	1.70	(0.26)		—	(0.26)
2009 - Institutional	6.57	0.40	1.40	1.80	(0.42)		—	(0.42)
2009 - IR	6.57	0.39	1.38	1.77	(0.39)		—	(0.39)
2009 - R	6.57	0.36	1.39	1.75	(0.33)		—	(0.33)
2008 - A	9.75	0.35	(2.92)	(2.57)	(0.39	)(f)	(0.22)	(0.61)
2008 - C	9.74	0.29	(2.92)	(2.63)	(0.33	)(f)	(0.22)	(0.55)
2008 - Institutional	9.75	0.38	(2.92)	(2.54)	(0.42	)(f)	(0.22)	(0.64)
2008 - IR	9.75	0.37	(2.92)	(2.55)	(0.41	)(f)	(0.22)	(0.63)
2008 - R	9.75	0.33	(2.91)	(2.58)	(0.38	)(f)	(0.22)	(0.60)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Includes a distribution from capital of $0.03 per share.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment income to average net assets(b)	Portfolio turnover rate(e)

$8.90	14.22%	$13,366	0.57%	1.23%	3.42%	111%
8.94	13.31	12,195	1.32	1.99	2.79	111
8.86	14.46	5,527	0.17	0.80	3.97	111
8.89	14.53	2,197	0.32	1.00	3.85	111
8.93	13.88	134	0.82	1.51	3.42	111
8.12	(1.78)	18,278	0.57	1.18	3.34	51
8.16	(2.50)	10,732	1.32	1.93	2.59	51
8.10	(1.39)	8,125	0.17	0.78	3.69	51
8.11	(1.54)	1,179	0.32	0.93	3.57	51
8.15	(2.01)	83	0.82	1.43	3.12	51
8.58	12.36	14,054	0.57	1.44	4.00	70
8.62	11.46	8,130	1.32	2.19	3.31	70
8.56	12.83	7,614	0.17	1.04	4.31	70
8.57	12.66	501	0.32	1.19	4.49	70
8.61	12.00	45	0.82	1.69	3.78	70
7.96	27.39	10,619	0.57	1.76	5.44	34
8.00	26.53	4,674	1.32	2.51	4.64	34
7.95	27.92	9,708	0.17	1.36	5.73	34
7.95	27.73	9	0.32	1.51	5.57	34
7.99	27.23	9	0.82	2.01	5.07	34
6.57	(26.81)	5,305	0.57	2.17	4.03	98
6.56	(27.36)	3,188	1.32	2.92	3.33	98
6.57	(26.59)	7,541	0.17	1.77	4.38	98
6.57	(26.75)	7	0.32	1.92	4.25	98
6.57	(27.01)	7	0.82	2.42	3.74	98

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	$7.39	$0.33	(e)	$0.86	$1.19	$(0.34)	$(0.02)	$(0.36)
2012 - C	7.36	0.26	(e)	0.86	1.12	(0.28)	(0.02)	(0.30)
2012 - Institutional	7.38	0.36	(e)	0.86	1.22	(0.37)	(0.02)	(0.39)
2012 - Service	7.36	0.32	(e)	0.87	1.19	(0.34)	(0.02)	(0.36)
2012 - IR	7.38	0.35	(e)	0.86	1.21	(0.36)	(0.02)	(0.38)
2012 - R	7.37	0.31	(e)	0.86	1.17	(0.33)	(0.02)	(0.35)
2011 - A	7.95	0.28	(e)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - C	7.92	0.23	(e)	(0.53)	(0.30)	(0.23)	(0.03)	(0.26)
2011 - Institutional	7.94	0.32	(e)	(0.53)	(0.21)	(0.32)	(0.03)	(0.35)
2011 - Service	7.92	0.28	(e)	(0.53)	(0.25)	(0.28)	(0.03)	(0.31)
2011 - IR	7.94	0.32	(e)	(0.54)	(0.22)	(0.31)	(0.03)	(0.34)
2011 - R	7.93	0.26	(e)	(0.52)	(0.26)	(0.27)	(0.03)	(0.30)
2010 - A	7.34	0.40		0.62	1.02	(0.41)	—	(0.41)
2010 - C	7.31	0.34		0.63	0.97	(0.36)	—	(0.36)
2010 - Institutional	7.33	0.42		0.63	1.05	(0.44)	—	(0.44)
2010 - Service	7.31	0.38		0.63	1.01	(0.40)	—	(0.40)
2010 - IR	7.34	0.42		0.61	1.03	(0.43)	—	(0.43)
2010 - R	7.32	0.41		0.59	1.00	(0.39)	—	(0.39)
2009 - A	5.58	0.36	(e)	1.69	2.05	(0.27)	(0.02)	(0.29)
2009 - C	5.56	0.31	(e)	1.69	2.00	(0.23)	(0.02)	(0.25)
2009 - Institutional	5.57	0.42	(e)	1.66	2.08	(0.30)	(0.02)	(0.32)
2009 - Service	5.56	0.53	(e)	1.51	2.04	(0.27)	(0.02)	(0.29)
2009 - IR	5.58	0.96	(e)	1.11	2.07	(0.29)	(0.02)	(0.31)
2009 - R	5.57	0.50	(e)	1.53	2.03	(0.26)	(0.02)	(0.28)
2008 - A	10.18	0.28	(e)	(4.51)	(4.23)	(0.33)	(0.04)	(0.37)
2008 - C	10.15	0.23	(e)	(4.51)	(4.28)	(0.27)	(0.04)	(0.31)
2008 - Institutional	10.17	0.35	(e)	(4.55)	(4.20)	(0.36)	(0.04)	(0.40)
2008 - Service (Commenced August 29, 2008)	9.30	0.13	(e)	(3.60)	(3.47)	(0.23)	(0.04)	(0.27)
2008 - IR	10.17	0.27	(e)	(4.47)	(4.20)	(0.35)	(0.04)	(0.39)
2008 - R	10.17	0.29	(e))	(4.54)	(4.25)	(0.31)	(0.04)	(0.35)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(e)	Calculated based on the average shares outstanding methodology.
(f)	Annualized.
(g)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2008 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets(a)		Portfolio turnover rate(d)

$8.22	16.30%	$250,407	0.57%		0.60%		4.13%		14%
8.18	15.37	130,446	1.32		1.35		3.32		14
8.21	16.77	803,541	0.17		0.20		4.56		14
8.19	16.26	37,068	0.67		0.70		4.04		14
8.21	16.60	74,216	0.32		0.35		4.37		14
8.19	15.96	2,804	0.82		0.85		3.86		14
7.39	(3.17)	201,416	0.57		0.61		3.59		35
7.36	(3.88)	117,790	1.32		1.36		2.88		35
7.38	(2.77)	590,521	0.17		0.21		4.07		35
7.36	(3.26)	28,306	0.67		0.71		3.54		35
7.38	(2.91)	58,940	0.32		0.36		4.12		35
7.37	(3.42)	846	0.82		0.86		3.33		35
7.95	14.20	212,886	0.57		0.63		5.78		18
7.92	13.48	101,615	1.32		1.38		5.17		18
7.94	14.66	442,808	0.17		0.23		6.30		18
7.92	14.17	22,401	0.67		0.73		5.97		18
7.94	14.34	19,947	0.32		0.38		6.21		18
7.93	14.01	761	0.82		0.88		6.13		18
7.34	37.31	131,389	0.57		0.71		5.66		58
7.31	36.29	50,972	1.32		1.46		4.81		58
7.33	37.89	242,969	0.17		0.31		6.37		58
7.31	37.17	11,311	0.67		0.81		7.60		58
7.34	37.70	6,331	0.32		0.46		13.43		58
7.32	36.96	160	0.82		0.96		7.44		58
5.58	(41.99)	57,958	0.57		0.84		3.27		50
5.56	(42.43)	26,696	1.32		1.59		2.67		50
5.57	(41.81)	54,327	0.17		0.44		4.24		50
5.56	(37.37)	222	0.67	(f)	0.94	(f)	2.20	(g)	50
5.58	(41.79)	4	0.32		0.59		2.92		50
5.57	(42.16)	21	0.82		1.09		3.55		50

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

December 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered*	Diversified/ Non-diversified
Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, and Growth Strategy	A, B, C, Institutional, Service, IR, R	Diversified
Income Strategies	A, C, Institutional, IR, R	Diversified
Satellite Strategies	A, C, Institutional, Service, IR, R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CSDC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy, as well as the Underlying Funds, is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Equity Growth Strategy and Growth Strategy	Annually	Annually
Income Strategies	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are classified as Level 1 of the fair value hierarchy.

The Underlying Funds may invest in debt securities which, if market quotations are readily available are valued daily on the basis of quotations supplied by dealer or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depository receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Short Term Investments – Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Portfolios’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Portfolios, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Portfolios maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under valuation procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer, may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments classified in the fair value hierarchy as of December 31, 2012.

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$206,550,886	$—	$—
Fixed Income Underlying Funds	284,131,697	—	—
Dynamic Underlying Funds	87,441,818	—	—
Short-term Investments	—	300,000	—
Total	$578,124,401	$300,000	$—

EQUITY GROWTH STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$356,551,887	$—	$—
Fixed Income Underlying Funds	10,643,501	—	—
Total	$367,195,388	$—	$—

GROWTH AND INCOME STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$587,557,083	$—	$—
Fixed Income Underlying Funds	295,895,721	—	—
Dynamic Underlying Funds	156,308,254	—	—
Short-term Investments	—	2,600,000	—
Total	$1,039,761,058	$2,600,000	$—

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$679,947,733	$—	$—
Fixed Income Underlying Funds	55,376,591	—	—
Dynamic Underlying Funds	129,065,826	—	—
Short-term Investments	—	2,000,000	—
Total	$864,390,150	$2,000,000	$—

INCOME STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$6,751,799	$—	$—
Fixed Income Underlying Funds	27,045,994	—	—
Total	$33,797,793	$—	$—

SATELLITE STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$416,003,103	$—	$—
Fixed Income Underlying Funds	882,603,793	—	—
Total	$1,298,606,896	$—	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Income Strategies and Satellite Strategies Portfolios and 0.15% for the remainder of the Portfolios.

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

to authorized dealers, at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended December 31, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$28,100	$—	*
Equity Growth Strategy	19,300	600
Growth and Income Strategy	55,700	600
Growth Strategy	43,600	200
Income Strategies	3,400	—
Satellite Strategies	96,700	—

*	Amount is less than $100.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Portfolios (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the fiscal year ended December 31, 2012. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Income Strategies and Satellite Strategies

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Portfolios and 0.004% for each other Portfolio. These Other Expense reimbursements will remain in place through April 27, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

As of December 31, 2012, the amounts owed to affiliates of the Portfolios were as follows:

Portfolio	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Over Reimbursement of Other Expenses	Total
Balanced Strategy	$71,601	$138,438	$63,217	$—	$273,256
Equity Growth Strategy	46,540	138,078	49,000	22,707	256,325
Growth and Income Strategy	131,449	344,063	137,791	38,123	651,426
Growth Strategy	108,984	332,406	119,993	19,352	580,735
Income Strategies	3,496	13,057	4,666	—	21,219
Satellite Strategies	135,375	163,608	101,419	28,141	428,543

G.  Line of Credit Facility — As of December 31, 2012, the Portfolios participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolios and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2012, the Portfolios did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

H.  Other Transactions with Affiliates — The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The table below shows the transactions in and earnings from investments in these affiliated Funds for the fiscal year ended December 31, 2012 (in thousands):

Balanced Strategy Portfolio
Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Commodity Strategy Fund	$20,311	$4,333	$(7,169)	$(158)	$(296)	$17,021	$167	—
Goldman Sachs Core Fixed Income Fund	46,801	3,476	(51,087)	2,712	(1,902)	—	480	—
Goldman Sachs Dynamic Allocation Fund	—	98,427	(11,974)	227	762	87,442	211	$2,851
Goldman Sachs Emerging Markets Debt Fund	11,080	3,374	(9,788)	1,809	(757)	5,718	489	161
Goldman Sachs Global Income Fund	142,619	95,952	(59,477)	2,746	(881)	180,959	4,281	5,940
Goldman Sachs High Yield Fund	26,794	12,680	(15,386)	914	771	25,773	1,932	481
Goldman Sachs International Real Estate Securities Fund	7,666	1,325	(6,082)	14	1,812	4,735	470	—
Goldman Sachs Large Cap Value Fund	16,796	5,237	(10,293)	603	2,186	14,529	287	—
Goldman Sachs Local Emerging Markets Debt Fund	5,584	27,614	(8,355)	420	556	25,819	524	69
Goldman Sachs Real Estate Securities Fund	9,178	1,301	(7,032)	3,057	(1,827)	4,677	137	—
Goldman Sachs Short Duration Government Fund	141,635	13,110	(126,094)	1,572	(1,382)	28,841	685	119
Goldman Sachs Strategic Growth Fund	19,575	5,633	(15,599)	2,131	301	12,041	136	1,118
Goldman Sachs Structured Emerging Markets Equity Fund	152	36,705	(2,886)	(67)	2,329	36,233	354	—

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Balanced Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Structured International Equity Fund	$45,154	$45,477	$(42,827)	$(6,999)	$10,306	$51,111	$1,072	—
Goldman Sachs Structured International Small Cap Fund	12,681	1,702	(8,565)	1,492	(265)	7,045	353	—
Goldman Sachs Structured Large Cap Growth Fund	45,946	10,916	(37,500)	5,835	389	25,586	575	—
Goldman Sachs Structured Large Cap Value Fund	39,240	12,487	(23,156)	2,643	2,289	33,503	854	—
Goldman Sachs Structured Small Cap Equity Fund	13,992	10,554	(9,054)	3,433	(1,834)	17,091	83	—
Total	$605,204	$390,303	$(452,324)	$22,384	$12,557	$578,124	$13,090	$10,739

*	Includes reinvestment of distributions.

Equity Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Commodity Strategy Fund	$27,541	$1,357	$(16,937)	$(926)	$(392)	$10,643	$206	—
Goldman Sachs International Real Estate Securities Fund	9,032	780	(4,756)	(1,041)	3,398	7,413	723	—
Goldman Sachs Large Cap Value Fund	29,335	1,263	(11,963)	776	3,912	23,323	353	—
Goldman Sachs Real Estate Securities Fund	10,815	755	(5,720)	1,942	(473)	7,319	163	—
Goldman Sachs Strategic Growth Fund	31,288	3,828	(15,748)	2,290	1,474	23,132	214	$1,758
Goldman Sachs Structured Emerging Markets Equity Fund	11,758	32,830	(11,188)	3,343	3,182	39,925	699	—
Goldman Sachs Structured International Equity Fund	108,247	34,268	(28,010)	(4,445)	18,004	128,064	4,283	—
Goldman Sachs Structured International Small Cap Fund	12,596	659	(3,948)	760	960	11,027	575	—
Goldman Sachs Structured Large Cap Growth Fund	73,460	5,466	(38,468)	5,217	4,346	50,021	904	—
Goldman Sachs Structured Large Cap Value Fund	68,556	3,327	(26,291)	2,695	5,535	53,822	1,235	—
Goldman Sachs Structured Small Cap Equity Fund	13,882	5,727	(8,846)	3,622	(1,879)	12,506	99	—
Total	$396,510	$90,260	$(171,875)	$14,233	$38,067	$367,195	$9,454	$1,758

*	Includes reinvestment of distributions.

Growth and Income Strategy Portfolio
Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Commodity Strategy Fund	$64,302	$3,638	$(35,132)	$(1,891)	$(522)	$30,395	$479	—
Goldman Sachs Core Fixed Income Fund	111,523	1,693	(115,340)	6,611	(4,487)	—	1,203	—
Goldman Sachs Dynamic Allocation Fund	—	174,923	(20,575)	479	1,481	156,308	379	$5,281
Goldman Sachs Emerging Markets Debt Fund	22,857	3,789	(28,196)	3,988	(2,438)	—	640	—
Goldman Sachs Global Income Fund	295,694	12,490	(176,213)	8,727	(2,144)	138,554	5,285	5,218
Goldman Sachs High Yield Fund	19,366	28,950	(14,295)	2,824	(1,055)	35,790	2,142	659
Goldman Sachs International Real Estate Securities Fund	15,835	1,363	(8,611)	(373)	4,485	12,699	1,234	—
Goldman Sachs Large Cap Value Fund	51,328	4,637	(25,265)	1,423	6,728	38,851	737	—
Goldman Sachs Local Emerging Markets Debt Fund	11,753	48,924	(25,973)	502	579	35,785	723	78
Goldman Sachs Real Estate Securities Fund	18,919	1,042	(9,942)	4,736	(2,216)	12,539	281	—
Goldman Sachs Short Duration Government Fund	52,610	44,721	(41,857)	46	(148)	55,372	384	200

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Strategic Growth Fund	$57,127	$8,476	$(37,406)	$4,958	$2,034	$35,189	$363	$2,983
Goldman Sachs Structured Emerging Markets Equity Fund	11,442	80,194	(9,837)	3,941	6,315	92,055	1,101	—
Goldman Sachs Structured International Equity Fund	172,895	80,065	(93,875)	(15,364)	31,791	175,512	5,123	—
Goldman Sachs Structured International Small Cap Fund	31,495	1,211	(17,341)	3,707	(182)	18,890	981	—
Goldman Sachs Structured Large Cap Growth Fund	133,966	14,115	(90,377)	13,960	3,758	75,422	1,532	—
Goldman Sachs Structured Large Cap Value Fund	119,847	11,480	(56,251)	6,204	8,310	89,590	2,308	—
Goldman Sachs Structured Small Cap Equity Fund	34,761	16,800	(18,865)	9,418	(5,304)	36,810	197	—
Total	$1,225,720	$538,511	$(825,351)	$53,896	$46,985	$1,039,761	$25,092	$14,419

*	Includes reinvestment of distributions.

Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Commodity Strategy Fund	$64,045	$3,152	$(39,067)	$(2,303)	$(735)	$25,092	$477	—
Goldman Sachs Dynamic Allocation Fund	—	145,059	(17,602)	376	1,233	129,066	312	$4,376
Goldman Sachs Emerging Markets Debt Fund	18,930	3,197	(23,114)	3,040	(2,053)	—	483	—
Goldman Sachs Global Income Fund	136,038	1,972	(141,972)	5,299	(1,337)	—	1,421	187
Goldman Sachs High Yield Fund	16,120	12,496	(8,683)	833	341	21,107	1,454	389
Goldman Sachs International Real Estate Securities Fund	13,177	2,816	(5,787)	(2,575)	6,349	13,980	1,319	—
Goldman Sachs Large Cap Value Fund	57,101	3,420	(29,485)	2,224	6,734	39,994	776	—
Goldman Sachs Local Emerging Markets Debt Fund	9,977	10,381	(20,706)	348	—	—	414	—
Goldman Sachs Real Estate Securities Fund	15,791	7,888	(5,512)	2,335	(143)	20,359	253	—
Goldman Sachs Short Duration Government Fund	22,669	29,152	(42,619)	10	(35)	9,177	125	81
Goldman Sachs Strategic Growth Fund	61,900	7,785	(38,850)	5,363	2,089	38,287	388	3,189
Goldman Sachs Structured Emerging Markets Equity Fund	19,154	90,261	(12,683)	2,988	9,866	109,586	1,279	—
Goldman Sachs Structured International Equity Fund	218,381	85,649	(99,015)	(15,600)	37,548	226,963	6,823	—
Goldman Sachs Structured International Small Cap Fund	28,901	1,243	(12,880)	2,570	962	20,796	1,083	—
Goldman Sachs Structured Large Cap Growth Fund	145,370	11,985	(93,968)	14,140	4,839	82,366	1,640	—
Goldman Sachs Structured Large Cap Value Fund	133,574	8,430	(66,004)	8,182	7,842	92,024	2,502	—
Goldman Sachs Structured Small Cap Equity Fund	31,845	15,276	(15,327)	6,700	(2,901)	35,593	199	—
Total	$992,973	$440,162	$(673,274)	$33,930	$70,599	$864,390	$20,948	$8,222

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Income Strategies
Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Debt Fund	$4,204	$7,079	$(3,923)	$492	$(154)	$7,698	$190	$34
Goldman Sachs Global Income Fund	5,782	2,948	(8,871)	238	(97)	—	107	178
Goldman Sachs Government Income Fund	248	9	(256)	7	(8)	—	1	—
Goldman Sachs High Yield Floating Rate Fund	—	6,676	(21)	—	—	6,655	6	—
Goldman Sachs High Yield Fund	6,024	8,355	(6,204)	468	(39)	8,604	532	198
Goldman Sachs International Equity Dividend and Premium Fund	3,667	1,508	(5,464)	(549)	838	—	110	28
Goldman Sachs International Real Estate Securities Fund	2,517	3,090	(2,617)	(18)	573	3,545	86	—
Goldman Sachs Investment Grade Credit Fund	1,344	3,476	(4,930)	84	26	—	67	53
Goldman Sachs Local Emerging Markets Debt Fund	3,501	2,551	(2,352)	(87)	476	4,089	174	12
Goldman Sachs Real Estate Securities Fund	1,180	2,690	(840)	140	37	3,207	18	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	7,407	1,888	(9,596)	466	(165)	—	177	260
Goldman Sachs U.S. Mortgages Fund	373	975	(1,332)	(5)	(11)	—	7	15
Goldman Sachs Ultra-Short Duration Government Fund	2,250	139	(2,391)	(1)	3	—	8	—
Total	$38,497	$41,384	$(48,797)	$1,235	$1,479	$33,798	$1,483	$778

*	Includes reinvestment of distributions.

Satellite Strategies
Underlying Funds	Market Value 12/31/2011	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2012	Dividend Income	Capital Gain Distributions
Goldman Sachs Commodity Strategy Fund	$113,312	$25,980	$(26,007)	$(3,044)	$204	$110,445	$1,014	—
Goldman Sachs Emerging Markets Debt Fund	159,525	64,413	(13,832)	343	17,766	228,215	10,623	$6,332
Goldman Sachs Emerging Markets Equity Fund	33,455	11,356	(5,485)	(1,072)	7,286	45,540	386	—
Goldman Sachs High Yield Floating Rate Fund	117,869	42,663	(12,228)	(110)	4,053	152,247	5,685	—
Goldman Sachs High Yield Fund	180,517	60,663	(21,859)	(888)	12,958	231,391	14,186	4,122
Goldman Sachs International Real Estate Securities Fund	65,758	31,244	(11,386)	(1,330)	22,502	106,788	9,284	—
Goldman Sachs International Small Cap Fund	23,214	13,674	(3,358)	(381)	5,407	38,556	567	—
Goldman Sachs Local Emerging Markets Debt Fund	137,797	36,369	(33,051)	(1,926)	21,117	160,306	8,365	707
Goldman Sachs Real Estate Securities Fund	72,475	33,635	(7,047)	618	10,916	110,597	1,462	—
Goldman Sachs Structured Emerging Markets Equity Fund	41,034	13,347	(8,040)	(1,250)	11,261	56,352	879	—
Goldman Sachs Structured International Small Cap Fund	53,948	15,193	(18,978)	(2,122)	10,129	58,170	2,918	—
Total	$998,904	$348,537	$(161,271)	$(11,162)	$123,599	$1,298,607	$55,369	$11,161

*	Includes reinvestment of distributions.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2012

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the fiscal year ended December 31, 2012, were as follows:

Portfolio	Purchases	Sales
Balanced Strategy	$387,476,599	$452,324,186
Equity Growth Strategy	89,816,102	171,874,654
Growth and Income Strategy	533,805,371	825,350,922
Growth Strategy	437,442,194	673,274,397
Income Strategies	40,950,690	48,797,255
Satellite Strategies	334,946,399	161,270,590

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Income Strategies	Satellite Strategies
Distributions paid from:
Ordinary income	$15,321,722	$6,449,009	$24,410,654	$17,233,969	$1,415,144	$53,331,898
Net long-term capital gains	—	—	—	—	—	3,858,098
Total taxable distributions	$15,321,722	$6,449,009	$24,410,654	$17,233,969	$1,415,144	$57,189,996

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Income Strategies	Satellite Strategies
Distributions paid from:
Ordinary income	$10,486,511	$8,579,570	$25,266,922	$20,850,720	$1,428,060	$37,108,707
Net long-term capital gains	—	—	—	—	—	4,039,318
Total taxable distributions	$10,486,511	$8,579,570	$25,266,922	$20,850,720	$1,428,060	$41,148,025

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

6. TAX INFORMATION (continued)

As of December 31, 2012 the components of accumulated earnings (losses) on a tax basis were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Income Strategies	Satellite Strategies
Undistributed ordinary income — net	$263,903	$169,884	$241,014	$264,372	$24,328	$419,946
Capital loss carryforwards:(1)
Expiring 2016(2)	—	(46,668,527)	(142,648,691)	(144,662,145)	(312,738)	—
Expiring 2017(2)	(25,785,531)	(109,415,161)	(358,977,420)	(372,899,651)	(111,832)	—
Expiring 2018(2)	(29,917,437)	(76,608,179)	(187,607,636)	(181,275,105)	(1,112,940)	—
Perpetual Short-term	—	—	—	—	—	(234,643)
Perpetual Long-term	—	(46,445,052)	(8,129,328)	(84,452,371)	—	(3,785,353)
Total capital loss carryovers	$(55,702,968)	$(279,136,919)	$(697,363,075)	$(783,289,272)	$(1,537,510)	$(4,019,996)
Unrealized gains (losses) — net	4,453,995	(9,858,179)	14,742,064	7,661,256	337,347	41,748,842
Total accumulated earnings (losses) — net	$(50,985,070)	$(288,825,214)	$(682,379,997)	$(775,363,644)	$(1,175,835)	$38,148,792

(1)	The Balanced Strategy, Growth and Income Strategy, and Income Strategies Portfolios utilized $11,780,780, $26,703,147 and $419,375, respectively, of capital losses in the current fiscal year.
(2)	With the exception of perpetual capital loss carryforwards, expiration occurs on December 31 of the year indicated.

As of December 31, 2012, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Income Strategies	Satellite Strategies
Tax Cost	$573,970,406	$377,053,567	$1,027,618,994	$858,728,894	$33,460,446	$1,256,858,054
Gross unrealized gain	27,401,576	56,397,283	103,320,987	109,504,872	1,001,148	95,326,876
Gross unrealized loss	(22,947,581)	(66,255,462)	(88,578,923)	(101,843,616)	(663,801)	(53,578,034)
Net unrealized security gain	$4,453,995	$(9,858,179)	$14,742,064	$7,661,256	$337,347	$41,748,842

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from dividend redesignations and differences related to the tax treatment of Underlying Fund investments.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2012

6. TAX INFORMATION (continued)

Portfolio	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Balanced Strategy	$(6,108,530)	$6,108,530
Equity Growth Strategy	393	(393)
Growth and Income Strategy	(7,623,623)	7,623,623
Growth Strategy	(3,367,476)	3,367,476
Income Strategies	(223,610)	223,610
Satellite Strategies	(3,067,590)	3,067,590

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Liquidity Risk — An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios and the Underlying Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios and the Underlying Funds have unsettled or open transaction defaults.

Investing in foreign markets by the Underlying Funds may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2012

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,933,626	$40,835,144	7,678,877	$78,909,082
Reinvestment of distributions	577,879	6,035,036	579,084	5,813,144
Shares converted from Class B(a)	32,785	343,670	68,216	689,234
Shares redeemed	(16,916,989)	(176,900,717)	(17,003,327)	(173,363,987)
	(12,372,699)	(129,686,867)	(8,677,150)	(87,952,527)
Class B Shares
Shares sold	57,213	591,472	141,499	1,448,725
Reinvestment of distributions	29,947	313,775	19,836	197,355
Shares converted to Class A(a)	(32,816)	(343,670)	(68,309)	(689,234)
Shares redeemed	(731,211)	(7,607,861)	(910,990)	(9,284,049)
	(676,867)	(7,046,284)	(817,964)	(8,327,203)
Class C Shares
Shares sold	780,030	8,055,984	1,266,983	12,938,195
Reinvestment of distributions	110,702	1,159,929	65,336	649,493
Shares redeemed	(2,744,930)	(28,326,703)	(4,125,584)	(42,192,346)
	(1,854,198)	(19,110,790)	(2,793,265)	(28,604,658)
Institutional Shares
Shares sold	14,683,558	155,603,066	5,176,544	53,014,552
Reinvestment of distributions	651,608	6,815,401	312,425	3,139,724
Shares redeemed	(7,293,625)	(75,796,293)	(4,536,608)	(46,456,518)
	8,041,541	86,622,174	952,361	9,697,758
Service Shares
Shares sold	37,770	396,112	57,140	584,417
Reinvestment of distributions	1,638	17,183	1,090	10,951
Shares redeemed	(97,888)	(1,007,108)	(196,249)	(2,017,482)
	(58,480)	(593,813)	(138,019)	(1,422,114)
Class IR Shares
Shares sold	54,761	574,134	88,042	884,965
Reinvestment of distributions	2,406	25,133	1,050	10,344
Shares redeemed	(46,007)	(466,633)	(88,392)	(916,006)
	11,160	132,634	700	(20,697)
Class R Shares
Shares sold	411,741	4,279,461	581,325	5,994,949
Reinvestment of distributions	18,768	195,478	10,626	105,736
Shares redeemed	(389,385)	(4,045,572)	(346,958)	(3,569,840)
	41,124	429,367	244,993	2,530,845
NET DECREASE	(6,868,419)	$(69,253,579)	(11,228,344)	$(114,098,596)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011		For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,712,604	$19,068,788	3,194,746	$36,227,060	5,259,273	$56,005,716	10,314,157	$109,639,075
215,902	2,502,308	459,340	4,703,646	1,096,426	11,822,273	1,542,900	15,797,670
44,832	507,534	82,128	909,893	56,774	612,952	104,899	1,085,641
(9,742,606)	(111,273,376)	(9,596,068)	(107,683,076)	(36,646,662)	(392,855,985)	(40,816,900)	(428,357,291)
(7,769,268)	(89,194,746)	(5,859,854)	(65,842,477)	(30,234,189)	(324,415,044)	(28,854,944)	(301,834,905)

16,707	180,936	27,359	295,911	56,317	602,114	141,808	1,506,054
16,643	185,739	28,363	280,229	86,515	932,633	89,958	906,621
(46,652)	(507,534)	(85,505)	(909,893)	(57,078)	(612,952)	(105,334)	(1,085,641)
(514,353)	(5,552,346)	(533,079)	(5,702,530)	(1,993,536)	(21,191,369)	(2,576,533)	(26,889,102)
(527,655)	(5,693,205)	(562,862)	(6,036,283)	(1,907,782)	(20,269,574)	(2,450,101)	(25,562,068)

558,348	5,972,796	993,075	10,719,920	1,003,911	10,600,725	1,923,326	20,246,366
96,609	1,072,361	149,775	1,472,288	281,256	3,023,508	273,271	2,745,059
(3,011,929)	(32,210,930)	(4,257,208)	(45,768,558)	(7,165,780)	(75,670,099)	(10,669,541)	(111,905,489)
(2,356,972)	(25,165,773)	(3,114,358)	(33,576,350)	(5,880,613)	(62,045,866)	(8,472,944)	(88,914,064)

3,988,978	47,431,667	1,046,202	12,087,638	13,056,683	143,453,189	3,266,691	34,532,474
181,874	2,124,288	124,083	1,283,013	606,382	6,573,369	334,480	3,438,639
(877,736)	(10,054,599)	(1,871,430)	(20,049,535)	(3,272,864)	(35,044,709)	(4,235,959)	(43,844,283)
3,293,116	39,501,356	(701,145)	(6,678,884)	10,390,201	114,981,849	(634,788)	(5,873,170)

9,864	110,367	28,347	321,370	18,592	197,535	89,498	918,964
312	3,600	1,546	15,686	2,711	29,218	2,939	29,965
(91,468)	(1,035,249)	(222,498)	(2,540,737)	(77,694)	(821,634)	(245,638)	(2,627,559)
(81,292)	(921,282)	(192,605)	(2,203,681)	(56,391)	(594,881)	(153,201)	(1,678,630)

13,660	154,991	39,546	417,436	42,856	450,817	170,189	1,733,984
961	11,010	1,573	15,955	3,895	41,840	2,993	29,836
(25,302)	(280,030)	(37,142)	(391,909)	(80,277)	(853,706)	(20,326)	(200,982)
(10,681)	(114,029)	3,977	41,482	(33,526)	(361,049)	152,856	1,562,838

106,325	1,174,405	178,336	2,030,630	123,865	1,305,347	244,975	2,607,344
7,527	86,405	11,143	113,322	8,286	89,148	7,873	79,640
(188,562)	(2,083,474)	(79,708)	(909,548)	(199,761)	(2,083,523)	(127,054)	(1,345,156)
(74,710)	(822,664)	109,771	1,234,404	(67,610)	(689,028)	125,794	1,341,828
(7,527,462)	$(82,410,343)	(10,317,076)	$(113,061,789)	(27,789,910)	$(293,393,593)	(40,287,328)	$(420,958,171)

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)

December 31, 2012

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio

	For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,524,141	$48,010,421	6,438,554	$69,600,551
Reinvestment of distributions	735,486	8,024,155	1,277,391	12,607,899
Shares converted from Class B(a)	165,244	1,789,555	255,512	2,668,996
Shares redeemed	(26,401,820)	(283,650,983)	(24,371,143)	(260,070,996)
	(20,976,949)	(225,826,852)	(16,399,686)	(175,193,550)
Class B Shares
Shares sold	41,473	446,018	57,548	621,934
Reinvestment of distributions	61,894	679,586	84,555	839,627
Shares converted to Class A(a)	(164,941)	(1,789,555)	(255,452)	(2,668,996)
Shares redeemed	(1,690,961)	(18,103,674)	(1,991,598)	(21,227,134)
	(1,752,535)	(18,767,625)	(2,104,947)	(22,434,569)
Class C Shares
Shares sold	971,482	10,285,943	1,687,832	18,108,943
Reinvestment of distributions	239,178	2,602,249	303,187	2,983,364
Shares redeemed	(7,056,110)	(74,807,781)	(10,671,049)	(113,968,492)
	(5,845,450)	(61,919,589)	(8,680,030)	(92,876,185)
Institutional Shares
Shares sold	8,162,443	90,871,380	3,281,657	35,764,734
Reinvestment of distributions	406,918	4,439,471	254,761	2,514,495
Shares redeemed	(2,294,790)	(24,640,673)	(4,901,323)	(51,533,289)
	6,274,571	70,670,178	(1,364,905)	(13,254,060)
Service Shares
Shares sold	26,065	278,076	56,804	596,069
Reinvestment of distributions	2,231	24,255	3,492	34,363
Shares redeemed	(109,702)	(1,174,857)	(309,545)	(3,374,815)
	(81,406)	(872,526)	(249,249)	(2,744,383)
Class IR Shares
Shares sold	57,362	600,189	128,743	1,333,733
Reinvestment of distributions	3,474	37,449	3,903	38,092
Shares redeemed	(66,073)	(688,295)	(54,850)	(541,202)
	(5,237)	(50,657)	77,796	830,623
Class R Shares
Shares sold	130,742	1,354,989	169,289	1,799,391
Reinvestment of distributions	9,599	102,330	10,462	101,061
Shares redeemed	(145,012)	(1,491,307)	(62,769)	(654,298)
	(4,671)	(33,988)	116,982	1,246,154
NET INCREASE (DECREASE)	(22,391,677)	$(236,801,059)	(28,604,039)	$(304,425,970)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Income Strategies Portfolio				Satellite Strategies Portfolio
For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011		For the Fiscal Year Ended December 31, 2012		For the Fiscal Year Ended December 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

485,438	$4,173,414	1,616,933	$13,941,291	12,330,734	$98,039,375	15,785,298	$124,917,700
74,144	643,554	79,343	672,031	1,255,091	10,088,097	1,058,421	8,136,902
—	—	—	—	—	—	—	—
(1,308,030)	(11,339,758)	(1,084,217)	(9,132,759)	(10,372,327)	(81,969,213)	(16,370,793)	(127,777,216)
(748,448)	(6,522,790)	612,059	5,480,563	3,213,498	26,158,259	472,926	5,277,386

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

294,007	2,551,527	714,208	6,193,200	3,304,807	26,190,653	5,984,324	47,682,736
40,276	352,901	31,247	264,890	458,838	3,674,917	379,077	2,883,235
(285,675)	(2,459,446)	(373,749)	(3,186,443)	(3,827,184)	(30,168,139)	(3,190,126)	(24,749,311)
48,608	444,982	371,706	3,271,647	(63,539)	(302,569)	3,173,275	25,816,660

504,326	4,382,796	159,135	1,344,091	39,139,939	310,588,324	37,305,134	295,963,263
23,522	202,461	33,783	285,606	3,255,593	26,137,541	1,832,069	13,954,717
(906,323)	(7,693,132)	(79,770)	(687,491)	(24,523,197)	(194,498,187)	(14,907,951)	(116,991,254)
(378,475)	(3,107,875)	113,148	942,206	17,872,335	142,227,678	24,229,252	192,926,726

—	—	—	—	1,420,141	11,138,323	1,820,636	14,307,505
—	—	—	—	63,122	504,915	59,295	453,876
—	—	—	—	(799,675)	(6,316,606)	(863,072)	(6,638,692)
—	—	—	—	683,588	5,326,632	1,016,859	8,122,689

138,200	1,181,458	132,094	1,105,133	3,397,105	27,008,671	7,303,000	57,363,487
10,438	90,754	3,743	31,337	414,768	3,328,300	258,840	1,940,888
(46,742)	(398,911)	(48,948)	(406,596)	(2,756,573)	(21,937,655)	(2,090,234)	(16,021,615)
101,896	873,301	86,889	729,874	1,055,300	8,399,316	5,471,606	43,282,760

9,405	82,586	6,166	52,201	391,012	3,068,177	82,971	651,772
485	4,251	260	2,192	14,739	118,020	4,351	33,167
(5,047)	(44,068)	(1,506)	(13,336)	(178,360)	(1,418,157)	(68,475)	(524,938)
4,843	42,769	4,920	41,057	227,391	1,768,040	18,847	160,001
(971,576)	$(8,269,613)	1,188,722	$10,465,347	22,988,573	$183,577,356	34,382,765	$275,586,222

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Fund of Funds Portfolios:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Income Strategies Portfolio and Goldman Sachs Satellite Strategies Portfolio, (collectively the “Fund of Funds Portfolios”), portfolios of Goldman Sachs Trust, at December 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012, by correspondence with brokers and the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2013

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
Share Class	Beginning Account Value 7/1/12	Ending Account Value 12/31/12		Expenses Paid for the 6 months ended 12/31/12*	Beginning Account Value 7/1/12	Ending Account Value 12/31/12		Expenses Paid for the 6 months ended 12/31/12*	Beginning Account Value 7/1/12	Ending Account Value 12/31/12		Expenses Paid for the 6 months ended 12/31/12*
Class A
Actual	$1,000.00	$1,057.50		$3.07	$1,000.00	$1,096.10		$3.13	$1,000.00	$1,070.20		$3.09
Hypothetical 5% return	1,000.00	1,022.15	+	3.02	1,000.00	1,022.15	+	3.02	1,000.00	1,022.15	+	3.02
Class B
Actual	1,000.00	1,052.70		6.94	1,000.00	1,092.40		7.07	1,000.00	1,065.90		6.98
Hypothetical 5% return	1,000.00	1,018.37	+	6.82	1,000.00	1,018.38	+	6.82	1,000.00	1,018.38	+	6.82
Class C
Actual	1,000.00	1,053.90		6.94	1,000.00	1,092.50		7.07	1,000.00	1,066.20		6.98
Hypothetical 5% return	1,000.00	1,018.36	+	6.82	1,000.00	1,018.38	+	6.82	1,000.00	1,018.38	+	6.82
Institutional
Actual	1,000.00	1,058.90		1.01	1,000.00	1,098.40		1.02	1,000.00	1,072.00		1.01
Hypothetical 5% return	1,000.00	1,024.16	+	0.99	1,000.00	1,024.16	+	0.99	1,000.00	1,024.16	+	0.99
Service
Actual	1,000.00	1,057.10		3.59	1,000.00	1,095.50		3.66	1,000.00	1,069.10		3.61
Hypothetical 5% return	1,000.00	1,021.64	+	3.53	1,000.00	1,021.64	+	3.53	1,000.00	1,021.65	+	3.53
Class IR
Actual	1,000.00	1,059.40		1.77	1,000.00	1,098.70		1.81	1,000.00	1,071.80		1.79
Hypothetical 5% return	1,000.00	1,023.42	+	1.74	1,000.00	1,023.41	+	1.75	1,000.00	1,023.41	+	1.75
Class R
Actual	1,000.00	1,055.80		4.36	1,000.00	1,094.20		4.44	1,000.00	1,069.60		4.39
Hypothetical 5% return	1,000.00	1,020.89	+	4.29	1,000.00	1,020.90	+	4.28	1,000.00	1,020.90	+	4.28

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Fund Expenses — Six Month Period Ended December 31, 2012 (Unaudited) (continued)

	Growth Strategy Portfolio				Income Strategies Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 7/1/12	Ending Account Value 12/31/12		Expenses Paid for the 6 months ended 12/31/12*	Beginning Account Value 7/1/12	Ending Account Value 12/31/12		Expenses Paid for the 6 months ended 12/31/12*	Beginning Account Value 7/1/12	Ending Account Value 12/31/12		Expenses Paid for the 6 months ended 12/31/12*
Class A
Actual	$1,000.00	$1,082.70		$3.11	$1,000.00	$1,074.20		$3.00	$1,000.00	$1,094.90		$3.02
Hypothetical 5% return	1,000.00	1,022.15	+	3.02	1,000.00	1,022.25	+	2.92	1,000.00	1,022.25	+	2.92
Class B
Actual	1,000.00	1,079.10		7.03	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.38	+	6.82	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	1,000.00	1,079.40		7.03	1,000.00	1,070.00		6.89	1,000.00	1,091.40		6.96
Hypothetical 5% return	1,000.00	1,018.38	+	6.82	1,000.00	1,018.48	+	6.72	1,000.00	1,018.48	+	6.72
Institutional
Actual	1,000.00	1,084.50		1.02	1,000.00	1,074.30		0.90	1,000.00	1,097.20		0.92
Hypothetical 5% return	1,000.00	1,024.16	+	0.99	1,000.00	1,024.27	+	0.88	1,000.00	1,024.26	+	0.88
Service
Actual	1,000.00	1,082.90		3.64	N/A	N/A		N/A	1,000.00	1,094.80		3.55
Hypothetical 5% return	1,000.00	1,021.65	+	3.53	N/A	N/A		N/A	1,000.00	1,021.75	+	3.42
Class IR
Actual	1,000.00	1,083.80		1.80	1,000.00	1,077.00		1.69	1,000.00	1,096.40		1.71
Hypothetical 5% return	1,000.00	1,023.41	+	1.75	1,000.00	1,023.51	+	1.65	1,000.00	1,023.51	+	1.65
Class R
Actual	1,000.00	1,082.90		4.42	1,000.00	1,072.70		4.28	1,000.00	1,092.50		4.33
Hypothetical 5% return	1,000.00	1,020.90	+	4.28	1,000.00	1,021.00	+	4.18	1,000.00	1,021.00	+	4.18

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	0.59%	1.35%	1.34%	0.19%	0.69%	0.34%	0.84%
Equity Growth Strategy	0.59	1.34	1.34	0.19	0.70	0.34	0.84
Growth and Income Strategy	0.59	1.35	1.34	0.19	0.69	0.34	0.84
Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Income Strategies	0.57	N/A	1.32	0.17	N/A	0.32	0.82
Satellite Strategies	0.57	N/A	1.32	0.17	0.67	0.32	0.82

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	111	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	110	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	111	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	110	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	111	None

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	110	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2012, the Trust consisted of 96 portfolios (80 of which offered shares to the public). Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012	Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006). Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).
Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Fund of Funds Portfolios Tax Information (Unaudited)

For the fiscal year ended December 31, 2012, 12.88%, 41.88%, 21.27%, 31.66%, 14.93%, and 0.11% of the dividends paid from net investment company taxable income by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies, and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the 2012 tax year, each Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies, and Satellite Strategies Portfolios from sources within foreign countries and possessions of the United States was $0.0356, $0.1644, $0.0758, $0.1139, $0.0247 and $0.0884 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies, and Satellite Strategies portfolios during the year from foreign sources was 9.87%, 52.59%, 21.25%, 34.58%, 5.36% and 23.12%, respectively. The total amount of taxes paid by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies, and Satellite Strategies Portfolios to such countries was $0.0023, $0.0086, $0.0044, $0.0064, $0.0053, and $0.0073 per share, respectively.

For the fiscal year ended December 31, 2012, 21.61%, 100%, 42.78%, 70.18%, 24.26% and 7.72% of the dividends paid from net investment company taxable income by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies, and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Satellite Strategies Portfolio designates $3,858,098, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2012.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $742.4 billion in assets under management as of December 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite4

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions4

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.

[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.

[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of December 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. FFAR13/93051.MF.MED.TMPL /2/2013/116K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,149,180	$3,335,592	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$36,000	Other attest services.

Tax Fees:

• PwC	$726,025	$770,411	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $726,025 and $806,411 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2012. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 22, 2013

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	February 22, 2013